Exhibit 10.28
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
DATED 31 January 2012

MEDTECH PRODUCTS INC.
and
GLAXOSMITHKLINE CONSUMER HEALTHCARE L.P.

_______________________________________________________________
TRANSITIONAL MANUFACTURING AND SUPPLY AGREEMENT
(for the supply of certain products
by GlaxoSmithKline Consumer Healthcare L.P.
to Medtech Products Inc.)
_______________________________________________________________

510938435

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	TRANSITIONAL MANUFACTURING AND SUPPLY AGREEMENT CONTENTS
		Page
1	INTERPRETATION	1
2	APPOINTMENT OF MANUFACTURER	11
3	INTELLECTUAL PROPERTY AND RESTRICTIONS ON MANUFACTURE	12
4	MEETINGS	13
5	ORDERING AND FORECASTING	14
6	MANUFACTURING AND SUPPLY	15
7	SUPPLY [***] OF MATERIALS AND PRODUCTS	17
8	ARTWORK	18
9	MANUFACTURING CAPACITY	19
10	DELIVERY OF PRODUCTS	19
11	DEFECTIVE PRODUCTS	20
12	PRICE AND PRICE REVIEWS	22
13	INVOICING AND PAYMENT TERMS	23
14	THE PRODUCT LICENCE AND MANUFACTURING LICENCE	24
15	QUALITY ASSURANCE	25
16	DOCUMENTATION AND REPORTS	25
17	CUSTOMER COMPLAINTS AND RECALL PROCEDURES	26
18	INSPECTIONS AND AUDITS	28
19	REGULATORY COMPLIANCE AND CHANGE CONTROL	29
20	CONTINUOUS IMPROVEMENT	31
21	WARRANTY; INDEMNITY; LIMITATION OF LIABILITY	33
22	ETHICAL STANDARDS AND HUMAN RIGHTS	36
23	INSURANCE	37
24	TERM AND TERMINATION	37
25	CONSEQUENCES OF TERMINATION	39
26	TECHNOLOGY TRANSFER	45
27	FORCE MAJEURE	47
28	TAX	47
29	CONFIDENTIALITY	47
30	REMEDIES AND WAIVERS	48
31	NO PARTNERSHIP	49
32	ENTIRE AGREEMENT	49
33	ASSIGNMENT	49
		Page

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34	FURTHER ASSURANCE	50
35	NOTICES	50
36	COSTS AND EXPENSES	52
37	COUNTERPARTS	52
38	INVALIDITY	52
39	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	52
40	CHOICE OF GOVERNING LAW	53
41	JURISDICTION	53
	SCHEDULE 1 - PRODUCTS AND PRICES	54
	SCHEDULE 2 – AGREED FORM QUALITY AGREEMENT	54
	SCHEDULE 3 - KEY PERFORMANCE INDICATORS	56
	SCHEDULE 4 - RECORDS RETENTION	57

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THIS AGREEMENT is made 31 January 2012
BETWEEN:

1.	MEDTECH PRODUCTS INC. whose registered address is at 90 North Broadway, Irvington, New York, 10533 (registered in Delaware No. 2654109) (“Prestige”);
AND

2.
GLAXOSMITHKLINE CONSUMER HEALTHCARE L.P. whose registered office is at Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware, 19808, United States of America (registered in Delaware with Company No. 2308674) (“Supplier”) (together the “Parties”, and each a “Party”).

WHEREAS:

(A)
By an agreement dated 20 December 2011 between inter alia GlaxoSmithKline LLC and Prestige Brands Holdings, Inc. (the “Sale Agreement”) GlaxoSmithKline LLC has agreed to sell, or procure the sale of, and Prestige has agreed to purchase, or procure the purchase of, and pay, or procure payment, for the Business (as defined in the Sale Agreement) as a going concern, the Business Assets (as defined in the Sale Agreement) and the Shares (as defined in the Sale Agreement).

(B)
The Sale Agreement provides for various agreements to be entered into as from Completion (as defined in the Sale Agreement), including the Transitional Manufacturing and Supply Agreement (as defined in the Sale Agreement).

(C)
This Agreement is the above-mentioned Transitional Manufacturing and Supply Agreement and sets out the terms and conditions on which Prestige has agreed to appoint the Supplier to manufacture and supply (or procure the manufacture and supply by its Affiliates of) certain products to Prestige and its Affiliates from the Manufacturing Sites (as defined below) and on which the Supplier (or its Affiliates) is willing to undertake such manufacture and supply.

WHEREBY IT IS AGREED as follows:

1.	INTERPRETATION

1.1	In this Agreement, unless expressly specified to the contrary, the following terms shall have the following meanings.

“Affiliates”	means in relation to any person, a person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned person;

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“Agreed Form Quality Agreement”
means the form of quality agreement agreed by the Parties, Part A of which is set out at Schedule 2, which will form the substantial basis for the Final Form Quality Agreement and which shall be negotiated and entered into by the Parties in respect of each Manufacturing Site pursuant to Clause 2.4;

“Agreement”	means this agreement together with all its schedules (the “Schedules”);
“[***]”	[***];
“Applicable Laws”
means all applicable statutes, laws, rules, orders, regulations and other requirements of any Governmental Entity , including the requirements of GMP, applicable to the Manufacture of the Products under this Agreement, not only in the country of Manufacture but also in the country where the Products are to be Commercialised;

“Approved Suppliers”	means the suppliers specified in the Quality Agreement, (as may be amended by agreement between by the Parties from time to time in writing) as being approved for the supply of certain Materials;
“Batch Record”	means a document that records details about the Manufacture of a batch of Product, in the form prescribed by the Quality Agreement;
“Business Day”	means a day (other than a Saturday or a Sunday) on which banks are open for business in New York;
“Certificate of Analysis”	means a document identified as such, signed and dated by a Qualified Person (or person designated by the Qualified Person to sign such document in accordance with GMP), that:
(a) sets out the analytical test results for each specified batch of Product; and
(b) certifies that such Product(s) have been Manufactured in accordance with the Specifications;
“Change Control Procedure”	means the procedure referred to in the Quality Agreement for changing the manner in which the Supplier (or its Affiliates) Manufactures Products;
“Commercialise”	means to promote, market, distribute, and/or sell a product and “Commercialisation” shall be construed accordingly;

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“Confidential Information”
means, in relation to each Party, any confidential or proprietary information of that Party or its Affiliates, including but not limited to confidential information relating to the business affairs, operations, strategy or finances of that Party or its Affiliates including but not limited to trade secrets, proprietary know-how, specifications or other information of a technical nature or information relating to the products, processes, methodologies, formulae, plans, intentions, projections, market opportunities, suppliers, customers, marketing activities, sales, software, computer and telecommunications systems, costs and prices, wage rates, records and personnel. The terms and conditions of this Agreement shall also constitute Confidential Information;

“Copy Product”
means a product which is substantially a reproduction of the visual concept or design of one of the Products and which passes itself off as such Product, or a product which would otherwise infringe or involve use of Prestige’s Intellectual Property;

“Defective”
means in relation to a Product, a Product that has not been Manufactured to Specification, that has not been produced in accordance with GMP, that is not in compliance with Product Licenses or is otherwise not in Good Condition (and “Defect” shall be construed accordingly);

“Defective Designated Equipment”	has the meaning given to it in Clause 25.14;
“Delivery”
means a delivery made in accordance with the terms of this Agreement including, without limitation, the Delivery Terms and each Firm Order (and “Deliver” and “Delivered” shall be construed accordingly);

“Delivery Point”	has the meaning given to it in Clause 5.2;
“Delivery Terms”	has the meaning given to it in Clause 10.1;
“Designated Equipment”
means the stickpack line at the [***] Manufacturing Site currently used in the Manufacture of [***] and all bespoke equipment necessary for the Manufacture of the Products at the [***] Manufacturing Site, including [***] excluding, pursuant to Clause 25.14, any Defective Designated Equipment (if any);

“Designated Equipment Intellectual Property”	has the meaning given to it in Clause 25.13;
“Disclosing Party”
means any Party, (or any of its Affiliates, any third party designees or any of its, or their, agents, employees, contractors, sub-contractors, or advisors) who disclose(s) Confidential Information to the other Party, (or any of its Affiliates, any third party designees or any of its, or their, agents, employees, contractors, sub-contractors or advisors) in connection with this Agreement;

“Effective Date”	means the date of this Agreement;

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“EHS Standards”	means the Supplier’s corporate EHS standards as defined in its policies and standard operating procedures as applicable to the relevant Manufacturing Site;
“End Date”	means:
(i) in respect of Products supplied from [***], the date four (4) years after the Effective Date; and
(ii) in respect of Products supplied from [***], the date three (3) years after the Effective Date;
“Final Form Quality Agreement”	means the final form quality agreement entered into by the Parties in respect of each Manufacturing Site pursuant to Clause 2.4;
“Firm Order”	has the meaning given to it in Clause 5.2;
“First Notification”	has the meaning given to it Clause 25.9;
“Force Majeure”
means an event or circumstance beyond a Party's reasonable control including, without limitation, any strikes, lock-outs and other industrial disputes (other than strikes lock-outs or other industrial disputes confined to or initiated by the relevant Party's workforce), any act of God, governmental action, war, national emergency, civil commotion, riot, insurrection, looting, arson, invasion, act of a foreign enemy, civil war, rebellion, act of terrorism, explosion, fire, flood, storm, epidemic, accident, destruction of or damage to property, major infrastructure disruptions, unavailability of utilities, restraints or delays affecting shipping or carriers, or inability or delay in obtaining supplies or adequate or suitable materials;

“Forecast Schedule”	has the meaning given to it in Clause 5.1;
“Global Electronic Trading Platform”
means such electronic trading platform as is in use at the Effective Date at each Manufacturing Site or such other electronic trading platform as the Parties may agree to use through the Separation Planning Process;

“Good Condition”
means, in respect of any Products or Materials, that the Product or Material in question is the right product (in accordance with the relevant purchase order), made or Manufactured in accordance with the relevant registered process, has in no way deteriorated or broken down, is not damaged or contaminated, is in the right container (correctly labelled and properly sealed), accords with the relevant Specifications and the requirements of Applicable Laws, and is suitable for its intended purpose including meeting any agreed standard of performance;

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“Good Manufacturing Practice” or “GMP”
means current practices for the Manufacture of the relevant Product or Material as required in relation to the relevant Product at the time of Manufacture by Applicable Laws of any Governmental Entity in the country in which the relevant Product or Material is Manufactured or to be Commercialised, including without limitation where such Product is a Medicinal Product or such Material is for use in a Medicinal Product and such Medicinal Product is to be Commercialised in the United States, the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 210 and 211.

For the purposes of this definition, “Medicinal Product” shall mean, in the case of a Product to be Commercialised in the United States, a “Drug product” as defined in U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 210 section 210.3, as interpreted in accordance with the Supplier’s Quality Management System;

“Governmental Entity”
means any court, administrative body, local authority or other governmental or quasi-governmental entity with competent jurisdiction, any supra-national, national, federal, state, municipal, provincial or local governmental, regulatory or administrative authority, agency, commission, court, tribunal, arbitral body, self-regulated entity, private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or other governmental entity;

“Prestige Intellectual Property”	has the meaning given to it in Clause 3.3;
“Improvement”
means any new or improved process, technique, method, formula, invention or know-how relating to the Manufacture of the Products, discovered, developed or made by Prestige and/or the Supplier or their respective Affiliates and “Improvements” shall be construed accordingly;

“Independent Laboratory”
means such independent laboratory as may be agreed between the Parties or, failing agreement, within sixty (60) days following the end of any applicable Test Period, appointed by the International Chamber of Commerce;

“Intellectual Property”
means, in respect of the Products or the processes for their Manufacture, any and all rights in and/or to: (a) patents; (b) inventions, discoveries, utility models and Improvements (whether or not capable of protection by patent or registration); (c) copyright and related rights; (d) moral rights; (e) design rights; (f) trade marks and service marks; (g) business or trade names, domain names, rights in get-up, rights to goodwill or to sue for passing off or unfair competition; (h) database rights; (i) Confidential Information, Know-how, trade secrets; and (j) any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions of, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;

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“Know-how”
means all information which relates to the Manufacture and quality control of the Products (including, without limitation, processes, formulae, formulation, techniques, technical data, clinical data, analytical test methods and stability data) as may be: (a) disclosed by Prestige, or its Affiliates, to the Supplier (or its Affiliates); and/or (b) created or identified pursuant to this Agreement;

“KPIs”	means the “Key Performance Indicators” measuring the Supplier’s (or its Affiliates’) performance under this Agreement as set out in Schedule 3;
“Latent Defect”
means any Defect or failure of a Product which was not apparent or could not reasonably have been identified by Prestige (or its Affiliates) from carrying out the visual inspection required under Clause 11.1;

“Losses”
means all losses, claims, liabilities, costs, awards, fines, penalties, expenses (including legal fees and other professional expenses) and damages of any nature whatsoever and whether or not reasonably foreseeable or avoidable;

“Manufacture” or “Manufacturing”
means all stages of the manufacture of the Products, including, without limitation, the planning, purchasing, receipt of Materials, manufacture, processing, compounding, [***], filling, packaging, waste disposal, labelling, leafleting, testing, quality control and assurance, sample retention, stability testing, release, dispatch and supply;

“Manufacturing Know How”	has the meaning given to it in Clause 26;
“Manufacturing Licence”	means all licences necessary for, or required in connection with, the Manufacture of the relevant Products at the relevant Manufacturing Site;
“Manufacturing Sites”	means, together, [***] or any alternative manufacturing site to which the Manufacture of any Products has been moved pursuant to Clause 6.2 (and “Manufacturing Site” shall be construed accordingly);
“Materials”	means the active ingredients, raw materials, intermediates, excipients, processing aids, labelling materials, packaging materials and other components required to Manufacture the Products;
“[***]”	[***];
“[***]”	[***];
“[***]”	[***];
“New Product SKU”	has the meaning given to it in Clause 2.3
“Option Period”	Has the meaning given to it in Clause 25.8

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“Price”	means the price for the Products, where applicable with reference to the relevant year of this Agreement, as specified in Schedule 1, and as amended from time to time in accordance with Clause 12;
“Proceedings”
means any proceeding, suit or action (whether contractual or non-contractual) arising out of or in connection with this Agreement or the negotiation, existence, validity or enforceability of this Agreement;

“Product Licence”
means each and every product licence, marketing authorisation or any other authorisation(s) (as the case may be), as well as any applications therefore, required by Applicable Laws for the Commercialisation of the Products;

“Products”	means the product or products set forth on Schedule 1 and, if applicable, each New Product SKU added to this Agreement pursuant to Clause 2.3 (and “Product” shall mean each such Product by SKU);
“Purchase Date”
means such date on which the Supplier shall sell and Prestige shall buy the Designated Equipment pursuant to the exercise of either the Right to Buy or the [***], and by reference to which the price of the Designated Equipment shall be calculated;

“Qualified Person”
means the person named in the Quality Agreement (or such replacement person as may be notified by the Supplier (or its Affiliates) to Prestige in writing from time to time) who is nominated by the Supplier (or its Affiliates) and is suitably qualified to enable the Supplier (or its Affiliates) to perform and discharge its quality management obligations required by Good Manufacturing Practice or such other Applicable Laws;

“Quality Agreement”
means, pending execution of the Final Form Quality Agreement, the Agreed Form Quality Agreement, and thereafter, the Final Form Quality Agreement (as the case may be), both of which shall be an integral part of this Agreement;

“Quarterly Business Review”	has the meaning given to it in Clause 4;
“Receiving Party”
means any Party (or any of its Affiliates, any third party designees or any of its, or their, agents, employees, contractors, sub-contractors, or advisors) who receive(s) Confidential Information from the other Party (or any of its Affiliates, any third party designees or any of its, or their, agents, employees, contractors, sub-contractors or advisors) in connection with this Agreement;

“Regulator”	means any Government Entity which regulates any aspect of the Manufacture and/or Commercialisation of the Products;
“Right to Buy”	means Prestige’s option to buy the Designated Equipment pursuant to Clause 25.7;
“Right to Buy Notification”	has the meaning given to it in Clause 25.8;

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“[***]”	[***];
“Sales Tax”
means any sales, goods, services, turnover, value-added, or similar Tax, including (for the avoidance of doubt and without limitation):
(a)    US Sales Tax; and
(b)    any goods and services Tax or harmonized sales Tax imposed under the provisions of the Excise Tax Act (Canada), any sales Tax imposed under An Act Respecting the Quebec Sales Tax and any other similar Tax imposed under the laws of any province or territory of Canada;

“Second Notification”	has the meaning given to it in Clause 25.9;
“Separation Planning Process”
means the transition and separation planning process to be undertaken by the Parties pursuant to the Transitional Services Agreement in order to agree a Separation Plan (as defined under the Transitional Services Agreement);

“[***] Notification”	has the meaning given to it in Clause 25.8;
“SKU”	means a stock-keeping unit;
“Specification(s)”
means, with respect to each Product, the specifications registered in the relevant Product Licence and as amended from time to time in accordance with this Agreement and the Quality Agreement (and “Specification” shall be construed accordingly);

“Suppliers Quality Management System”
means the GlaxoSmithKline group’s system of quality management controls designed to ensure regulatory compliance and to assure product safety, quality and efficacy in the Supplier’s operations with regard to the manufacture and supply of any products;

“Tax”
means all taxes, levies, duties, imposts, charges and withholdings of any nature whatsoever, whether of the United States or elsewhere, together with all penalties, charges and interest relating to any of them or to any failure to file any return required for the purposes of any of them;

“Term”	has the meaning given to it in Clause 24.1;
“Third Party”	has the meaning given to it in Clause 39.1;
“Test Period”	has the meaning given to it in Clause 11.2;

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“Trade Marks”	means such trade marks as Prestige may from time to time request the Supplier (or its Affiliates) to affix to the Products during Manufacture (and “Trade Mark” shall mean any one of them);
“Transitional Services Agreement”	means the transitional services agreement between, inter alia, GlaxoSmithKline L.L.C. and Prestige dated the same date as the Sale Agreement; and
“Working Hours”
means 9 a.m. to 5 p.m. on a Business Day or, in the context of Clause 25.9(C) and Clause 25.11(C) only, 9 a.m. to 5 p.m. on a Business Day but local time at the Manufacturing Site where the Designated Equipment is located.

1.2	In this Agreement, unless otherwise specified:

(A)	references to Clauses, sub-Clauses, paragraphs, sub-paragraphs, and Schedules and are to Clauses, sub-clauses, paragraphs, sub-paragraphs of, and schedules to, this Agreement;

(B)	a reference to any statute or statutory provision (whether of the United Kingdom or elsewhere) includes:

(i)	any subordinate legislation (as defined by section 21(1) Interpretation Act 1978) made under it;

(ii)	any amendment or modification of that statute or statutory provision; and

(iii)
any statute or statutory provision which it has superseded or re-enacted (with or without modification), and any statute or statutory provision superseding it or re-enacting it (with or without modification), on, before or after the date of this Agreement;

(C)	references to a “company” shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

(D)
references to a “person” shall be construed so as to include any individual, firm, company, government, inter-governmental organisation, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality);

(E)
any question as to whether a person “controls” another (including for the purposes of the definition of “Affiliate”) shall be determined in accordance with the provisions of section 1124 Corporation Tax Act 2010 (and “controlled” shall be construed accordingly);

(F)	use of any genders includes the other genders;

(G)	references to the singular shall include the plural and vice-versa;

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(H)	references to writing shall include any modes of reproducing words in a legible and non-transitory form, and accordingly shall exclude e-mail and other transitory modes;

(I)	any reference to a “day” (including within the phrase “Business Day”) shall mean a period of 24 hours running from midnight to midnight;

(J)	references to times of day are to New York time;

(K)	a reference to any other document referred to in this Agreement is a reference to that other document as amended, varied, or supplemented at any time; and

(L)
references to “costs” and/or “expenses” incurred by a person shall not include any amount in respect of such costs or expenses for which either that person or any member of its group for the purposes of any Sales Tax is entitled to credit as input tax.

1.3	All headings and titles are inserted for convenience only. They are to be ignored in the interpretation of this Agreement.

1.4
The Schedules to this Agreement form a part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the Schedules. Where a provision of a Schedule to this Agreement conflicts with a provision of this Agreement (excluding the relevant Schedule) the relevant provision of this Agreement (excluding the relevant Schedule) shall prevail.

2.	APPOINTMENT OF MANUFACTURER

2.1	With effect from the Effective Date and for the duration of the Term:

(A)	the Supplier shall (and shall procure that its Affiliates will) Manufacture the Products for Prestige and/or its Affiliates as ordered hereunder; and

(B)	Prestige shall purchase the same from the Supplier,
subject to and in accordance with the terms and conditions of this Agreement (including for the avoidance of doubt, the Quality Agreement) and Applicable Laws.

2.2
The Supplier’s and its Affiliates’ appointment under this Agreement is on [***], Prestige agrees that it will purchase from the Supplier (or its Affiliates) [***] of such Product for such market(s) [***] from such Manufacturing Site, subject always to:

(A)	[***];

(B)	such Manufacturing Site in all other respects being able to Manufacture [***]; and

(C)	the Agreement not having been terminated in accordance with its terms in with respect to the Product.

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For the avoidance of doubt the Parties agree and acknowledge that notwithstanding the foregoing: (i) Prestige is not obligated to buy or procure that its Affiliates will buy any minimum or specific amount of any or all of the Products under this Agreement; and (ii) Prestige shall be obligated to purchase or procure the purchase by its Affiliates of only those quantities for which it has submitted a Firm Order.

2.3
In the event that Prestige (or its Affiliates) chooses to introduce any new SKU to replace an existing Product under the same Trade Mark (“New Product SKU”), Prestige shall (or shall procure that its Affiliates will, as the case may be) provide to the Supplier (or its Affiliates) the opportunity to quote to supply such New Product SKU. The Supplier agrees to consider in good faith and use commercially reasonable endeavours to accommodate any requests from Prestige to add such New Product SKUs to the scope of this Agreement and that the basis used for establishing the Price for such New Product SKUs shall be consistent with that used to establish the Price for the existing Products unless the Supplier can offer a lower price. Any agreement to add any New Product SKUs to this Agreement shall be required to be confirmed in writing.

2.4	The Parties will negotiate in good faith and use all commercially reasonable endeavours to agree and enter into the Final Form Quality Agreement within 10 Business Days of this Agreement.

2.5
The Parties hereby agree and acknowledge that pending execution of the Final Form Quality Agreement, the Parties will operate in accordance with the provisions of the Agreed Form Quality Agreement and reference to Quality Agreement in this Agreement shall be construed accordingly during that period of time.

3.	INTELLECTUAL PROPERTY AND RESTRICTIONS ON MANUFACTURE

3.1
The Supplier acknowledges that the Prestige Intellectual Property is owned by or licensed to Prestige (or its Affiliates), and undertakes that it shall not use any such Prestige Intellectual Property for any purpose other than the Manufacture of Products for Prestige (or its Affiliates) under this Agreement and in accordance with the licence set out in Clause 3.3. For the avoidance of doubt nothing herein shall prevent the Supplier (or its Affiliates) from using Intellectual Property that is:

(A)	owned by the Supplier (or its Affiliates) but licensed to Prestige (or its Affiliates) pursuant to the Sale Agreement; and/or

(B)	licensed to the Supplier (or its Affiliates) by Prestige (or its Affiliates);
subject in each case to the terms of any such licence.

3.2
Without prejudice to Clause 3.1, the Supplier shall not (and shall be obliged to procure that its Affiliates will not) at any time during the Term develop or manufacture, either itself or on behalf of any third party, any Copy Products. The Supplier acknowledges that manufacture of Copy Products may infringe Prestige’s (or its Affiliates) Know-how or Intellectual Property and/or unfairly exploit Prestige’s (or its Affiliates) goodwill in the Products.

3.3
Prestige hereby grants, and shall procure that its Affiliates will grant, to the Supplier and its Affiliates a non-exclusive and royalty free licence for the Term to use any and all Intellectual Property owned by or licensed to Prestige (or its Affiliates) solely to the extent necessary to be licensed to the Supplier and its Affiliates for the Manufacture of Products (collectively the “Prestige Intellectual Property”) for the sole purpose of Manufacturing the Products for Prestige (or its Affiliates) in accordance with the terms of this Agreement. For

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the avoidance of doubt, this licence shall include the use by the Supplier and its Affiliates of Prestige (or its Affiliates) name and Trade Marks on the Products and packaging materials for the Products, as directed by Prestige (or its Affiliates) and in accordance with Clause 8.2, subject to Applicable Laws.

3.4
Except as provided under Clause 3.3, and except for the rights to Improvements granted in accordance with Clause 20 below, nothing in this Agreement shall be construed as a transfer of or grant of rights to the Supplier (or its Affiliates) in or to any Prestige Intellectual Property, any other Intellectual Property owned, licensed or controlled by Prestige (or its Affiliates), any products (including but not limited to the Products), Product Licences, or other assets of Prestige (or its Affiliates).

3.5
Any and all goodwill generated by use of the Prestige Intellectual Property by the Supplier (or its Affiliates) during the Term shall enure to the benefit of Prestige or its relevant Affiliate(s) (as applicable). The Supplier shall (and shall procure that its Affiliates will) execute such documents and do such things as Prestige (or its Affiliates) may reasonably require in order for Prestige (or its Affiliates) (as applicable) to obtain the full benefit and ownership of such goodwill.

4.	MEETINGS
Unless otherwise mutually agreed, the respective Parties’ nominated representatives shall meet in person no less than quarterly, and monthly via teleconference, to discuss the Forecast Schedules delivered and Firm Orders placed by Prestige (or its Affiliates) pursuant to this Agreement, the KPIs and other matters relevant to the supply of Products hereunder (each such quarterly meeting hereinafter referred to as the “Quarterly Business Review”). At least two (2) Business Days prior to each Quarterly Business Review and as agreed upon with respect to each monthly teleconference, Prestige and the Supplier shall (or procure that its nominated Affiliate will) deliver, each to the other, a report in a form to be mutually agreed by the Parties. The Parties shall also during each Quarterly Business Review, (i) discuss without relieving any Party of or amending any obligations under this Agreement, strategies for improving the processes related to the Manufacture of the Products, (ii) report other developments which may have an effect on the Parties’ obligations under this Agreement and (iii) designate additional persons for communications relating to the performance of this Agreement. Prestige shall endeavour, in good faith but at its own discretion, to provide to the Supplier (or its nominated Affiliate) at the Quarterly Business Reviews and monthly teleconferences any other readily available, appropriate data relating to the Products or Prestige’s (or its Affiliates’) prospective (but non-binding) demands and trends for the Products.

5.	ORDERING AND FORECASTING

5.1
For any period following the Effective Date during which the demand management process under the Transitional Services Agreement continues to be in force, Prestige shall order its requirements for Products solely by way of such demand management process, and thereafter, on or before the first day of each month during the Term, Prestige shall (and shall procure that its relevant Affiliates will) provide the Supplier (or its nominated Affiliates) with, or with access to, a rolling forecast schedule of monthly demand for the Products for at least the following [***] (or where there remains less than [***] until the End Date, for the period of the unexpired Term) (a “Forecast Schedule”).

5.2
The Forecast Schedule shall specify such volumes of Products that Prestige and/or its Affiliates require as purchaser orders and Prestige shall (and/or shall procure that its Affiliates will) place corresponding purchase orders (each such purchase order being a “Firm Order”). Firm Orders shall set out the quantity of Product required, the date for Delivery and location for Delivery (the “Delivery Point”). All Firm Orders shall be delivered

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to the Supplier (or its nominated Affiliates) via the Global Electronic Trading Platform. The Supplier shall (and shall procure that its nominated Affiliates will) work with Prestige (or its nominated Affiliates) to ensure that Prestige and its Affiliates are able to submit purchase orders via such Global Electronic Trading Platform within thirty (30) days following the date of this Agreement.

5.3
The Supplier shall (and shall procure that its nominated Affiliate will) keep Prestige informed of the standard lead time for the Manufacture of each Product, which shall not exceed the respective standard lead times applicable for that Product from the Manufacturing Site prior to the Effective Date) and the date for Delivery specified in a Firm Order for a Product shall not be sooner than the end of the period of the applicable lead time.

5.4
The Supplier shall (and shall procure that its nominated Affiliate will) respond via the Global Electronic Trading Platform (as applicable pursuant to Clause 5.2) to each Firm Order received from Prestige (or its Affiliates) within forty eight (48) hours of such receipt. The response shall include confirmation of the quantity of Product, date for Delivery and Delivery Point as set out in the relevant Firm Order.

5.5
Upon receipt by Prestige (or its relevant Affiliates) of the Supplier’s confirmation pursuant to Clause 5.4, each Firm Order shall be regarded by the Parties as a binding, irrevocable commitment by (i) Prestige to purchase from the Supplier, and (ii) for the Supplier (or its Affiliates) to Manufacture and supply to Prestige (or its relevant Affiliate), the relevant quantity of Product according to the requirements set out in such Firm Order and in accordance with the terms of this Agreement.

5.6
The Supplier shall (and shall procure that its nominated Affiliates will) use all reasonable endeavours to satisfy, at no additional cost to Prestige (or its Affiliates) (other than the cost of any additional Products), any changes in quantity, Delivery Point, phasing of Deliveries or dates requested by Prestige (or its Affiliates) in respect of Firm Orders.

5.7
It is understood that the volumes of Products set out in the Forecast Schedule which are not specified as Firm Orders shall constitute an estimate of the future requirements of Prestige and its Affiliates for Products and do not comprise any binding commitment by Prestige or its Affiliates to purchase such Product or any minimum purchase requirement.

6.	MANUFACTURING AND SUPPLY

6.1	The Supplier shall (and shall procure that its Affiliates will):

(A)	Manufacture the Products using Materials sourced according to Clause 7;

(B)	Manufacture the Products at the applicable Manufacturing Site for each Product as identified in Schedule 1;

(C)	Manufacture the Products in accordance with the Quality Agreement, the Specifications, the Manufacturing Licences, the Product Licences, the EHS Standards, GMP and Applicable Laws; and

(D)	ensure that all Products supplied under this Agreement comply with the Specifications and are in Good Condition.

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6.2	Without prejudice to Clause 19.3 and the Change Control Procedure, the Supplier shall not (and shall procure that its Affiliates do not) :

(A)	change the Manufacturing Site for any Product;

(B)	change the site of Manufacture of any of the Materials supplied by Approved Suppliers;

(C)	change the Specifications;

(D)	change the Materials or the process used in the Manufacture of the Products; or

(E)
make any other change which may reasonably be expected to affect or infringe the Product Licence or have any other regulatory impact in relation to the Products, affect the quality or physical characteristics of the Product or adversely affect the security of supply of a Product, without either (a) providing reasonable prior written notice to Prestige to the extent the relevant change constitutes moving the Manufacture of any Products to a different Manufacturing Site owned or operated by the Supplier (or its Affiliates) or (b) in relation to any other changes, first obtaining written consent from Prestige (such consent not to be unreasonably withheld). Should Prestige be so notified or otherwise consent to any such change the Parties shall agree a detailed plan (with appropriate change control processes) setting out the responsibilities of and activities to be undertaken by each of the Parties, the milestones and timelines to ensure that the implementation of such change shall not adversely impact Prestige. Where such change is requested by the Supplier and/ or is required by Applicable Laws relating to a change in GMP or otherwise requires changes to the Manufacturing Site or Manufacturing process (other than as a direct result of changes to the Product or the Specifications), the cost of any such changes, including all reasonable and incremental costs incurred by Prestige as a result of such changes, shall be borne by the Supplier (or its Affiliates) unless otherwise agreed by the Parties in writing or provided for in this Agreement. Where such change is required by Applicable Laws specifically with respect to a Product (such as a change to the labelling of a Product or a change to its Specifications), the cost of the change shall be borne by Prestige. The Parties shall endeavour to mitigate all such costs.

6.3
The Supplier shall use all reasonable endeavours to fulfil its obligations under this Agreement in accordance with the KPIs. Without prejudice to Prestige’s other rights and remedies under this Agreement, in the event the Supplier (or its Affiliates) fails to meet any of the KPIs over the applicable measurement period, the Supplier shall (and shall procure that its Affiliates will) prepare and submit to Prestige for approval as soon as reasonably practicable following (and in any case within twenty (20) Business Days of) the failure to meet the KPI being identified a corrective action plan designed to address promptly the failure and prevent its reoccurrence. The Parties shall meet to discuss such corrective action plan and, subject to Prestige’s prior approval, the Supplier shall (and shall procure that its Affiliates will) implement such plan at no additional cost for Prestige. Failure to achieve KPIs on more than two occasions will result in escalation to senior management of both Parties and Prestige (and its Affiliates) will cease to be bound by any of its obligations under Clause 2.2 to purchase its requirements of any Product, until such time as any corrective action plan agreed between the Parties has been implemented (such corrective action plan to take into account any reasonable notice periods required by Prestige in respect of any alternative suppliers engaged during the time period when its obligations under Clause 2.2 have been suspended pursuant to this Clause 6.3).

6.4	The Supplier shall (and shall procure that its Affiliates will) at its own expense:

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(A)
provide and maintain premises of sufficient size and quality and all labour, plant, machinery, equipment and services necessary to enable the Supplier (or its Affiliates) to fulfil all its obligations under this Agreement including, in particular, the Manufacture of the Products; and

(B)
maintain all premises, plant, machinery and equipment used for or in connection with the performance of its obligations under this Agreement in good working condition and in compliance with GMP, Applicable Laws and any other relevant regulatory or manufacturer’s requirements.

6.5
The Supplier shall not (and shall procure that its Affiliates will not) use any obsolete equipment, packaging, leaflets, stamps, moulds or out-of-specification Materials and/or components in Manufacturing the Products for Prestige (or its Affiliates). Such items must be disposed of by the Supplier (or its Affiliates) securely, safely and in accordance with Applicable Laws.

6.6
The Supplier shall (and shall procure that its Affiliates will) take all appropriate preventative and security measures, and comply with any reasonable instruction given by Prestige from time to time in relation to such measures, to help prevent counterfeiting of the Products and to ensure that theft of the Products does not occur.

6.7
The Supplier shall not (and shall procure that its Affiliates will not) carry out, at any time during the Term, any other activities at a Manufacturing Site that may prejudice the quality, safety or efficacy of the Products.

6.8
The Supplier shall (and shall procure that its Affiliates will) maintain and update as necessary during the Term a disaster recovery and business continuity plan in respect of the Manufacture of Products at the Manufacturing Sites that meets Prestige’s requirements with regard to third party contract manufacturers. The Supplier (or its Affiliates) shall review such plan at least annually and shall send such disaster recovery and business continuity plan to Prestige on request.

6.9
Without prejudice to its other obligations under this Agreement, the Supplier shall (and shall procure that its Affiliates will) comply with the EHS Standards in all matters relating to the performance of this Agreement.

7.	SUPPLY [***] OF MATERIALS AND PRODUCTS

7.1
[***] shall (and shall procure that its Affiliates will) be responsible for planning, scheduling, ordering and receiving deliveries of and paying for the relevant quantities of Materials (including from Approved Suppliers) necessary for the Manufacture of Products and for maintaining sufficient stocks of Materials to ensure, at a minimum, that Firm Orders and [***] under Clause 9.1 can be met. All purchases of Materials by [***] (or its Affiliates) shall be for itself on its own behalf and not as an agent for [***] (or its Affiliates).

7.2	[***] shall (and shall procure that its Affiliates will):

(A)
be responsible for all appropriate testing, analysis, release and approval of each delivery of Materials, including, without limitation, all testing required in accordance with the Quality Agreement, prior to [***]; and

(B)	only [***] which are sourced from Approved Suppliers (where applicable) and comply with the requirements of the Quality Agreement, the Specifications, the Product Licence and GMP and which

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are in Good Condition.

7.3
[***] shall (and shall procure that its Affiliates will) at all times and without additional cost to [***] or its Affiliates [***] in premises that are secure, clean, compliant with GMP, Applicable Laws, the Product Licences, any applicable Manufacturing Licence, the Specifications or other [***] instructions. [***] shall (and shall procure that its Affiliates will) operate [***]. Any requirements of [***] (as provided for in the Quality Agreement or otherwise agreed by [***] (or its Affiliates) and [***]) or under Applicable Laws relating to the use and/or security of controlled drugs shall be complied with by [***] (and its Affiliates) at no additional cost to [***].

7.4
[***] shall (and shall procure that its Affiliates will) prepare or cause to be prepared by [***], as the case may be, [***] required by GMPs, Applicable Laws (each a “[***]”). Such [***] shall be provided without additional cost to [***] and shall include, without limitation, all required [***].

7.5
[***] shall (and shall procure that its Affiliates will) [***] (or its Affiliates) in such containers and packaging and with such container closure systems and labelling as set forth in the Specifications. Notwithstanding the foregoing, all such containers, packaging, container closure systems and labelling shall be, at all times, in compliance with Applicable Laws.

8.	ARTWORK

8.1
Other than with respect to any rights that Prestige may have been granted by or agreed with the Supplier (or its relevant Affiliate) under or pursuant to the Sale Agreement and/or the Transitional Services Agreement, for the purposes of utilising any artwork owned by the Supplier for a transitional period, Prestige shall provide to the Supplier (or its nominated Affiliates) the artwork to be used in relation to the packaging of the Products. The Supplier shall (or shall procure that its Affiliates will) source (at their cost) the printed packaging materials for the Products incorporating such artwork.

8.2
Except as required by any Applicable Laws, the Supplier shall not (and shall procure that its Affiliates will not) affix to any Products any trade marks, business names, labels or signs other than as may previously have been approved in writing by Prestige (or its Affiliates). The Supplier shall not (and shall procure that its Affiliates will not) make any change to the layout, content or appearance of any labelling of any Products without the prior written consent of Prestige (or its Affiliates). Agreed changes shall be implemented in accordance with the Change Control Procedure.

8.3
The cost of any change to artwork requested by Prestige (or its Affiliates) will be paid by Prestige. To the extent any change to artwork requested by Prestige (or its Affiliates) results in the need to write off any Product or packaging materials, Prestige shall pay only the Price of such Product and the Supplier’s actual purchase cost of such packaging materials and in each case only to the extent such Products were Manufactured and such packaging materials were purchased reasonably in order to meet Firm Orders. The Supplier shall (and shall procure that its Affiliates will), at Prestige’s (or its Affiliates’) request, either destroy (in accordance with all Applicable Laws) or make available to Prestige (or its Affiliate) any such written-off Product or packaging materials. Prestige shall pay the reasonable and properly incurred costs of such destruction, subject to such costs being agreed in writing in advance by Prestige.

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9.	MANUFACTURING CAPACITY

9.1	The Supplier undertakes to use all commercially reasonable endeavours to ensure that there is at all times sufficient Manufacturing capacity at the Manufacturing Site for it or its Affiliates to:

(A)	satisfy the Product requirements set out in each Forecast Schedule; and

(B)	Manufacture a sufficient amount of Product to satisfy at least [***] percent ([***]%) of the volume required to meet Firm Orders at any time.

9.2
In the event of a breakdown or fault in Manufacture of the Products the Supplier shall notify Prestige immediately if it anticipates (acting reasonably) that such breakdown/fault cannot be remedied within [***] and will advise Prestige within [***] after such notification of the remedial action to be taken by the Supplier (or its Affiliates).

10.	DELIVERY OF PRODUCTS

10.1
The Supplier shall (and shall procure that its Affiliates will) Deliver the Products [***] (Incoterms 2010), in the quantities and on the dates and to the Delivery Point specified in the relevant Firm Order (“Delivery Terms”). Without prejudice to Prestige’s other rights and remedies under this Agreement, if any Product is delivered to somewhere other than the relevant Delivery Point, the Supplier will be responsible for (a) Delivering (or procuring the Delivery of) it to the correct Delivery Point and/or (b) for any additional expense incurred in Delivering it to the correct Delivery Point.

10.2
For each Delivery of Products, the Supplier shall (and shall procure that its Affiliates will) provide Prestige (or its relevant Affiliates) with the corresponding Certificate of Analysis, Batch Record and any other specified Delivery documentation as required.

10.3
Unless otherwise agreed in writing between the Parties, all Products supplied under this Agreement shall be Delivered with no less than [***] per cent. ([***]%) of the full shelf life for such Product remaining.

10.4
If the Supplier (or its relevant Affiliate) is unable, or anticipates (acting reasonably) that it will be unable, for any reason (including, without limitation, as a result of negligence, fault or omission or an event of Force Majeure) to Deliver in whole or in part the quantities of Product required under any Firm Order, the Supplier shall (or shall procure that its Affiliates will), as soon as it becomes aware of that fact, give written notice to Prestige setting out the reasons for such shortfall or failure. Without prejudice to Prestige’s other rights and remedies under this Agreement, Prestige shall have the right in its sole discretion to cancel such order without cost to Prestige. Should Prestige not cancel the order the Parties shall endeavour to agree an alternative Delivery schedule for the shortfall or failed Delivery.

10.5	Title to and risk in the Products shall pass to Prestige or its relevant Affiliate on Delivery.

10.6
Neither payment by Prestige or its Affiliates for the Products, nor passing of risk in the Products to Prestige or its Affiliates, shall be deemed to constitute acceptance of such Products by Prestige or its Affiliates. Acceptance of Products is subject always to Clause 11.

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11.	DEFECTIVE PRODUCTS

11.1
Upon receipt of each Delivery of Product from the Supplier (or its Affiliate), Prestige shall (or shall procure that its relevant Affiliate, agent or representative will) carry out a visual inspection so far as is reasonable to ascertain that the Delivery (including the Products Delivered) appears to be in satisfactory condition and complies with the terms of the relevant Firm Order. Prestige shall (or shall procure that its relevant Affiliate, agent or representative will) report any adverse findings to the Supplier (or its relevant Affiliate). For the avoidance of doubt, Prestige shall not be required to unpack (or procure the unpacking of) any Products Delivered or carry out (or procure carrying out of) any laboratory analysis of the Products Delivered unless otherwise expressly stated in the Quality Agreement.

11.2
Without prejudice to any other remedy under this Agreement, for a period of [***] after each Delivery (“Test Period”), Prestige (and its relevant Affiliates, agents and representatives) shall have the right to reject the Delivery (or any part of such Delivery) if, Prestige having carried out its obligations under Clause 11.1, becomes aware that any Product contained in such Delivery has not been Manufactured and/or does not otherwise accord with the requirements of this Agreement and in which case the provisions of Clause 11.4 below shall apply.

11.3
Deliveries shall be deemed accepted by Prestige (and its relevant Affiliate) if it fails to carry out its obligations pursuant to Clause 11.1 or if no notification is made to the Supplier (or its relevant Affiliate) within the Test Period, provided that the Supplier (or its relevant Affiliate) shall remain liable to Prestige and its Affiliates under the terms of this Agreement for any Latent Defect.

11.4	In the event of a Product rejection pursuant to Clause 11.2 above:

(A)
no later than the end of the Test Period referred to in Clause 11.2 above, Prestige shall (or shall procure that its Affiliates will) notify the Supplier (or its relevant Affiliate) in writing, giving reasons for the rejection;

(B)	any outstanding payment obligation in relation to such Product shall be suspended pending resolution of the dispute;

(C)
the Parties shall promptly endeavour to agree (each Party acting reasonably and in good faith) whether or not the Product and/or Delivery in question is Defective according to the terms of this Agreement;

(D)
the Supplier and its relevant Affiliates shall be entitled at all reasonable times and on written notice to Prestige (or its relevant Affiliate) to inspect and/or analyse the Product and/or the Delivery in question; and

(E)
at Prestige’s (or its relevant Affiliate’s) request, the Supplier shall (or shall procure that its Affiliates will) Deliver a replacement consignment of the Product to Prestige (or its relevant Affiliate) as soon as practicable after notification of the rejection, using all reasonable endeavours to ensure continuity of supply, and, subject to the provisions of Clauses 11.1 and 11.2, Prestige shall pay the Supplier for such Delivery in accordance with the payment provisions set out in this Agreement.

11.5
Notwithstanding the provisions of Clauses 11.1 to 11.4 and without prejudice to any other remedy under this Agreement, Prestige (or its relevant Affiliate) shall be entitled to return any Product to the Supplier (or its relevant Affiliate) at any time after receiving it and before the Product’s expiry date if any Latent Defect becomes

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evident. If Prestige (or its relevant Affiliate) intends to return any Product pursuant to this Clause 11.5:

(A)	Prestige shall (or shall procure that its relevant Affiliates will) notify the Supplier (or its relevant Affiliate) in writing, giving reasons for the return;

(B)	any payment obligations still outstanding in relation to such Product shall be suspended pending resolution of the dispute;

(C)	the Parties shall promptly endeavour to agree (each Party acting reasonably and in good faith) whether or not the Product in question is subject to a Latent Defect;

(D)	the Supplier and its Affiliates shall be entitled at all reasonable times and on written notice to Prestige (or its relevant Affiliate) to inspect and/or analyse the Product in question;

(E)
at Prestige’s (or its relevant Affiliate’s) request, the Supplier shall (or shall procure that its Affiliates will) Deliver a replacement consignment of the Product to Prestige (or its relevant Affiliate) as soon as practicable after notification of the return, using all reasonable endeavours to ensure continuity of supply, and, subject to the provisions of Clauses 11.1 and 11.2, Prestige shall pay the Supplier for such Delivery in accordance with the payment provisions set out in this Agreement; and

(F)
where Prestige (or its relevant Affiliate) reasonably suspects that Products subsequently Delivered are likely to have the same (or substantially the same) Latent Defect as the notified Products, Prestige (or its relevant Affiliate) may return such Products even where any such Latent Defect has not yet become evident and, without prejudice to any other remedy under this Agreement, the provisions of Clauses 11.5 (A) to 11.5 (E) shall apply to any such returned Products.

11.6
Without prejudice to Clause 11.5, the Parties shall use all reasonable endeavours to resolve any dispute that may arise pursuant to this Clause 11. However, if within [***] after the Supplier is notified of any Delivery of allegedly Defective Products, the Parties fail to agree whether any Products supplied by the Supplier (or its Affiliates) to Prestige (or its Affiliates) are Defective or may be rejected or returned for any reason, then:

(A)
in the case of a rejection or return for quality reasons, the question of whether a product is Defective shall be determined by an Independent Laboratory and the decision of the Independent Laboratory shall be final and binding on the Parties. The Independent Laboratory shall act as an expert and not as an arbitrator and (unless the Independent Laboratory otherwise determines) its fees shall be borne by the Party against whom the Independent Laboratory’s decision is given; and

(B)
in the case of a rejection or return for any other reasons, in the event the parties are unable to resolve the matter by mutual agreement the matter shall be subject to resolution in accordance with Clause 41.

11.7
If the Parties agree, or the Independent Laboratory finds, that any Delivery or Products may be rejected and/or returned in accordance with Clauses 11.2 or 11.5 then, without prejudice to any other rights or remedies under this Agreement:

(A)	the Supplier shall reimburse Prestige for any reasonable costs incurred in disposal of the rejected/

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returned Product;

(B)
the Supplier shall promptly reimburse Prestige in respect of any cost (including, without limitation, freight, clearance, duty, storage incurred by Prestige (or its relevant Affiliate) in respect of the rejected/returned Product; and

(C)
if no replacement Delivery of Product has already been made in accordance with Clauses 11.4 or 11.5 then, at Prestige’s election, either: (i) Prestige shall give the Supplier (or its relevant Affiliate) the opportunity to replace the rejected/returned Product as soon as reasonably practicable with a Delivery of Product which complies with the requirements of this Agreement at no extra cost to Prestige; or (ii) the Supplier shall reimburse Prestige’s incremental costs incurred in sourcing alternative Product from another supplier, provided that where Prestige considers in its reasonable opinion that neither (i) nor (ii) is practicable, the Supplier shall reimburse any monies already paid by Prestige for the rejected/returned Product.

11.8
If the Independent Laboratory finds that the Product in question is not Defective, then Prestige shall pay for such Products as are Delivered by the Supplier (or its Affiliates) in accordance with the payment provisions contained in this Agreement and reimburse to the Supplier any reasonable costs incurred associated with additional testing of the Delivery for the purposes of this Clause 11.

12.	PRICE AND PRICE REVIEWS

12.1	Prestige shall pay the relevant Price for each Product, as such Price may be amended from time to time in accordance with this Agreement.

12.2
The Price is exclusive of all taxes and duties including but not limited to Sales Tax and export duties. Prestige shall pay to the Supplier such additional amounts in respect of Sales Tax (on receipt of a valid Sales Tax invoice (if applicable) from the Supplier), export duties and any other taxes and duties as are chargeable on a supply of Products.

12.3	Subject to Clause 12.4 and Clause 12.5, the Prices set out in Schedule 1 are fixed for the Term.

12.4
In respect of the [***] period commencing on the date [***] after the Effective Date and in respect of each subsequent [***] period thereafter during the Term (each such period a “Review Period”), representatives of the Parties shall [***] in advance of each such Review Period discuss and review in good faith the actual cost to the Supplier (or its Affiliates) of the Materials and endeavour to agree on any appropriate adjustments to the Price of any Products for the respective Review Period to reflect any material changes in the aggregate cost of Materials (such adjustment a “Price Adjustment”). For the avoidance of doubt, the Parties shall not seek a Price Adjustment pursuant to this Clause 12.4 unless there has been at least a [***] per cent. increase or decrease in the aggregate cost of Materials for a Product sustained over a period of no less than [***] in the [***] prior to the date of the review of the cost of the Materials. Any Party proposing a Price Adjustment in accordance with this Clause 12.4 must provide appropriate supporting documentation to justify the proposed Price Adjustment and any change to Prices shall be subject to the mutual written agreement of the Parties. Any Price Adjustments agreed pursuant to this Clause 12.4 shall take effect from the first day of the relevant Review Period, unless otherwise agreed. For the avoidance of doubt:

(A)	any such Price Adjustment agreed pursuant to this Clause 12.4 shall not apply to any Firm Orders

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already placed as at the date such Price adjustment takes effect; and

(B)
notwithstanding that discussions may be ongoing between the Parties with respect to a potential Price Adjustment the Supplier shall (and shall procure that its Affiliates will) continue to supply Prestige (or its Affiliates) at the Price prevailing at the time.

12.5
The Price shall be subject to adjustment at any time to reflect any reductions in cost achieved through the Continuous Improvement Programme or any savings resulting from changes in process, formulation or components introduced by Prestige (or its Affiliates) relating to the Products.

13.	INVOICING AND PAYMENT TERMS

13.1
On or after Delivery of the Products in accordance with Clause 10, the Supplier shall invoice (or procure that its relevant Affiliate invoices) Prestige for the relevant Price in respect of such Products.

13.2	Each invoice issued by the Supplier (or any of its Affiliates) under this Agreement shall specify:

(A)	the Price in USD for Products.

(B)	the quantity of Product Delivered and the corresponding Firm Order number;

(C)	the amount of Sales Tax due (if any) in respect of the Product Delivered; and

(D)	any other amounts reimbursable to the Supplier pursuant to this Agreement.

13.3	At the Supplier’s discretion, any or all invoices issued by the Supplier or its Affiliates may be delivered to Prestige via the Global Electronic Trading Platform and in such case Prestige:

(A)
shall work with the Supplier or its nominated representative, to ensure that Prestige is able to accept invoices via the Global Electronic Trading Platform within thirty (30) days of the date of this Agreement; and

(B)	acknowledges and agrees that in such case paper invoices will not be provided by the Supplier.

13.4
Each Party’s implementation and continued operation of any Global Electronic Trading Platform as required pursuant to Clause 13.3, including any ongoing fees charged by the respective service providers in relation to the same, shall be the sole responsibility of each such Party, and a Party shall not charge the other Party for such implementation and operation.

13.5
Unless otherwise stated in the relevant Firm Order, payment of each invoice properly submitted by the Supplier or its Affiliates in accordance with this Agreement shall be made in the currency specified in the invoice in accordance with Clause 13.2 (A) within [***] after receipt of such invoice by electronic transfer to the bank account nominated by the Supplier in writing from time to time.

14.	THE PRODUCT LICENCE AND MANUFACTURING LICENCE

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14.1	This Clause 14 shall be subject to the terms and conditions of the Sale Agreement.

14.2
Prestige shall be responsible for the registration (or procuring the registration) of the Products with any Regulator or other Governmental Entity as required for the Commercialisation of the Products. The Supplier shall (and shall procure that its Affiliates will) provide, free of charge (unless otherwise provided for in the Sale Agreement), all such assistance as Prestige (or its Affiliates) may request (or which may be required by a Regulator) from time to time in connection with any applications for, and amendments or additions to, any Product Licence.

14.3
The Supplier hereby undertakes that it and its Affiliates will observe and comply with all requirements of the Product Licence and any amendments or additions to such Product Licence insofar as they apply to the Manufacture of Products under this Agreement and have been, or from time to time are, disclosed by Prestige (or its Affiliates) to the Supplier (or its Affiliates).

14.4	The Supplier shall (and shall procure that its Affiliates will):

(A)	at its own cost obtain and maintain throughout the Term all necessary Manufacturing Licences; and

(B)	supply to Prestige free of charge on request a copy of each Manufacturing Licence.

15.	QUALITY ASSURANCE

15.1
The Supplier shall (and shall procure that its Affiliates will) at all times employ a Qualified Person who shall be responsible for confirming by his/her signature on the appropriate Batch Record and Certificate of Analysis that each batch of Products Manufactured conforms with the Specifications and is Manufactured in accordance with GMP. The Supplier shall be responsible for the release (or procuring the release) of each batch of Product, under a release procedure agreed with Prestige and defined in the Quality Agreement, after the Batch Record and Certificate of Analysis for each batch of Product have been produced.

15.2
The Supplier shall (and shall procure that its Affiliates will) at all times ensure that quality assurance tests specified in the Quality Agreement or otherwise agreed in writing by the Parties from time to time, are adopted and that reference and retention samples of each batch of Materials and Products Manufactured are taken, analysed and retained in accordance with the Quality Agreement and the requirements of GMP. Such samples shall (notwithstanding any termination of this Agreement) be retained by the Supplier (or its Affiliates) for the periods prescribed in the Quality Agreement.

15.3
The Supplier shall (and shall procure that its Affiliates will) ensure that testing methodology and testing reference standards comply with GMP. The Supplier shall (or shall procure that its Affiliates will) provide to Prestige (or its relevant Affiliate), in a timely manner and at no additional cost, sufficient quantities of reference samples for the Products to enable Prestige (or its relevant Affiliate) to carry out and/or maintain the necessary testing capability to comply with its regulatory obligations and the obligations set out in the Quality Agreement throughout the Term.

15.4
The Supplier shall (and shall procure that its Affiliates will) institute and maintain process controls during the Manufacture of the Products in accordance with GMP. Further, the Supplier shall (or shall procure that its Affiliates will) maintain full records of such process controls which shall be made available to Prestige on request together with retained in-process samples. Such records and samples shall be retained by the Supplier (or its Affiliates) for a period of [***] from the time they were made or taken (or such other period as may be

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specified in the Quality Agreement).

15.5	The Supplier shall (and shall procure that its Affiliates will) promptly report any adverse trends to Prestige that arise during the normal or stability testing of the Products.

16.	DOCUMENTATION AND REPORTS
The Supplier shall (and shall procure that its Affiliates will):

(A)
complete and maintain the documentation relating to the Manufacture of each batch of the Products in accordance with GMP and shall retain such documentation for the periods set out in Schedule 4 (or such other period as is defined in the Quality Agreement);

(B)	supply to Prestige upon reasonable request copies of its analysis and data supporting each Certificate of Analysis;

(C)	provide to Prestige upon reasonable request all manufacturing and quality control records in respect of the Products and the Materials used in their Manufacture;

(D)
notify Prestige of any batch failures, process deviations and out of Specification results which arise during Manufacture of the Product and provide details of such batch failures, process deviations and out of Specification results as specified in the Quality Agreement;

(E)	conduct periodic Product quality reviews in accordance with the Quality Agreement;

(F)
complete and lodge with the appropriate Regulator or other Government Entity, where required, all documentation relating to the export of Products where their delivery involves export from the country of Manufacture;

(G)
keep complete and systematic records of any documentation generated pursuant to this Agreement; such records to include any operational documentation relating to the Manufacture of the Products, any financial records and procedures (including records for compliance with Applicable Laws), distribution and disposition records and all such other documentation relating to the Products and Manufacturing activities under this Agreement;

(H)
preserve all records referred to in Clause 16 (G) in accordance with the relevant retention periods specified in Schedule 4 and the Quality Agreement and preserve any records not identified in Schedule 4 or the Quality Agreement for the greater of: (i) [***]; or (ii) such other period agreed in writing by the Parties; provided that, in the event a legal or regulatory matter arises requiring preservation of certain records, the Supplier shall (or shall procure its Affiliates will) suspend destruction of such records as requested by Prestige or any Regulator; and

(I)	without prejudice to Clause 18, permit Prestige access upon reasonable request during normal business hours to all records retained pursuant to this Clause 16.

17.	CUSTOMER COMPLAINTS AND RECALL PROCEDURES

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17.1
Subject to Prestige being the Product License holder for a Product, Prestige shall be solely responsible in accordance with Applicable Laws for instigating product recalls relating to that Product and for the reporting (or procuring the reporting) to Regulators of any safety notifications, complaints and product recalls relating to the Product which arise for any reason. The Supplier shall (and shall procure that its Affiliates will) promptly advise Prestige of any occurrence or information which arises out of the Manufacture of Products and which has or could be reasonably expected to have adverse regulatory compliance and/or reporting consequences concerning the Products, and provide relevant information to Prestige upon request and consult with Prestige in respect of the actions that will be taken. For the avoidance of doubt, to the extent that for any period between the Effective Date and date Prestige becomes the Product License holder for a Product during which the Supplier remains the Product License holder for that Product, the Supplier shall be solely entitled and responsible for instigating product recalls relating to that Product and for the reporting or notifying to Regulators of any safety notifications, complaints and product recalls relating to that Product which arise for any reason and the Supplier shall be entitled to exercise such entitlement and responsibility in its sole discretion and without liability to the Supplier. For such period Prestige shall (and shall procure that its Affiliates will) promptly advise the Supplier of any occurrence or information in respect of Products of which it becomes aware and which has or could be reasonably expected to have adverse regulatory compliance and/or reporting consequences concerning the Products, and provide relevant information to the Supplier upon request and consult with Prestige in respect of the actions that will be taken. If during such period the Supplier or any Regulator deems that a Product recall is required, the recall strategy shall be developed by Supplier and followed by Prestige (or its Affiliates) with strict regard to timing requirements.

17.2
Without prejudice to the generality of the foregoing, the Supplier shall (and shall procure that its Affiliates will) promptly notify Prestige upon becoming aware of any information or occurrence related to the Manufacture of any Product, which could have adverse regulatory, compliance and/or reporting consequences, including without limitation where any Product:

(A)	its labelling may have been mistaken for, or applied to, another product;

(B)	may be affected by bacteriological or other contamination, significant chemical, physical or other change or deterioration or stability failures;

(C)	is the subject of a complaint by a third party or customer; or

(D)	may not comply with the Specifications.

17.3
If the Supplier or its Affiliates become aware of any information or occurrence related to the Manufacture of Products as referred to in Clause 17.2, including but not limited to the specific situations provided for in Clause 17.2, the Supplier shall (or shall procure that the relevant Affiliate will) take all such actions as Prestige may reasonably direct.

17.4
If Prestige or any Regulator deems that a Product recall is required, the recall strategy shall be developed by Prestige and followed by the Supplier (or its Affiliates) with strict regard to timing requirements.

17.5
Without prejudice to any other right or remedy under this Agreement, if any action or recall required under this Clause 17 is necessitated by a failure of the Supplier (or its Affiliates) to comply with any or all of its obligations under this Agreement (including, without limitation, the failure or Defect of the Product caused by any of the specific situations set out in Clause 17.2(A) to 17.2(D) above) or any negligence or other fault of the Supplier

[***] Confidential Treatment Requested

(or its Affiliates), the costs of the action or recall shall be paid by the Supplier (including, without limitation, a refund to Prestige (or its Affiliates) of the sums paid in respect of the affected Products and all expenses incurred by Prestige (or its Affiliates) in conducting, or otherwise as a result of, the action or recall). In all other cases, the costs of the action or recall shall be borne by Prestige.

17.6
Upon notification from Prestige that it has received a complaint in respect of the Products which may be due to their Manufacture, the Supplier shall (and shall procure that its Affiliates will) promptly conduct all such internal investigations as may be necessary to determine the validity of such complaint. The findings of such investigations shall be reported in writing to Prestige within five (5) Business Days after completion of the investigation, provided always that the Supplier (or its relevant Affiliate) shall keep Prestige informed of the progress of the investigation. Prestige shall thereafter respond to the complainant and provide a written copy of such response to the Supplier (or its relevant Affiliate) and the Supplier shall (or procure that its Affiliates will) carry out any actions which Prestige may reasonably require in connection therewith.

17.7
To the extent that the information, documentation or knowledge relating to the Manufacture of the Product concerned exists at the Manufacturing Site as at the Effective Date, the rights and obligations set out in this Clause 17 shall apply irrespective of whether the Manufacture of the Product concerned took place prior to or after the Effective Date.

18.	INSPECTIONS AND AUDITS

18.1
Prestige shall have the right, on [***] basis (for each of the different types of audit specified herein) and on [***] prior notice (or at any time for cause), to enter and inspect the Manufacturing Site and any related utilities and plant, machinery and equipment used in the Manufacture of Products in order to:

(A)	carry out a GMP, quality and/or compliance audit of those parts of the Manufacturing Site involved in, or which could affect, the Manufacture of the Products; and/or

(B)
conduct an environment, health, safety and sustainability audit of the Supplier (or its relevant Affiliate) to monitor the Supplier’s (or its relevant Affiliate’s) compliance with applicable environmental laws and regulations and with the EHS Standards as set out in this Agreement.

The Supplier shall (and shall procure that its Affiliates will) provide any assistance that is necessary in order for such audit to be carried out.

18.2	Prestige shall also have the right to carry out follow up audits if any observations have been noted during any audit carried out pursuant to Clause 18.1 above.

18.3
The Supplier shall (and shall procure that its Affiliates will) use all reasonable endeavours to ensure that any corrective or preventative actions identified in any audit carried out pursuant to this Clause 18 are carried out promptly, and, in the event that Prestige is not satisfied (acting reasonably) with the audit or with any corrective or preventative actions taken, Prestige shall (if the Parties are unable to agree a resolution) be entitled to terminate this Agreement immediately on written notice to the Supplier (or its relevant Affiliate) in relation to any or all of the Products which are affected.

18.4
The Supplier (or its relevant Affiliate) shall be solely responsible for ensuring (and procuring that its Affiliates ensure) that the GMP compliance status of any authorised sub-contractors used in relation to the performance

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of its obligations under this Agreement. For the avoidance of doubt the use of any sub-contractors in the Manufacturing of Product shall require the prior approval of Prestige. The Supplier shall (and shall procure that its Affiliates will) use all reasonable endeavours to procure the same inspection rights for Prestige described in this Clause 18 at the premises of any such sub-contractor if requested by Prestige. If the Supplier is unable to procure such rights, it shall carry out such inspections itself on Prestige's behalf and shall report its findings to Prestige within ten (10) Business Days after completing the same.

19.	REGULATORY COMPLIANCE AND CHANGE CONTROL

19.1
The Supplier shall (and shall procure that its Affiliates will) promptly and at its own expense provide, to each and every Regulator, all such documents and information in its possession or control as may be required by such Regulator with respect to the Manufacture of the Products. The Supplier shall (or shall procure that its Affiliates will) promptly notify and consult with Prestige upon receipt of any such request for information and provide Prestige with the opportunity to review and comment on in advance any submissions of information to be made to any Regulator (including any response to the findings of an inspection carried out according to Clauses 18.1 or 18.2).

19.2
The Supplier shall (and shall procure that its Affiliates will) allow and shall be responsible for handling inspections of the Manufacturing Sites requested by a Regulator and, to the extent such inspections affect the Manufacture of the Products, shall promptly disclose the findings of such inspections in writing to Prestige. The Supplier shall (and shall procure that its Affiliates will), to the extent reasonably practicable, notify Prestige in advance of any such inspection relating to the Manufacture of Products, and provide Prestige with the opportunity to attend such inspection, subject to any reasonably imposed confidentiality obligations.

19.3
If Prestige requires any changes to be made with respect to the Specifications and/or Manufacture of the Products (in which case, Prestige shall notify the Supplier and provide details of the required change) or if any Regulator requires any changes to be made with respect to the Manufacturing Site, Specifications and/or Manufacture of the Products (in which case, the Party receiving notification from the Regulator shall promptly inform the other Party and provide copies of any relevant documents delivered to it by the said Regulator within [***] after receipt), the following shall apply:

(A)	for changes required by Prestige:

(i)
the Supplier shall (and shall procure that its Affiliates will), within [***] after receipt of Prestige’s notification, provide Prestige with an estimate of the timeframe and cost required to implement the change, such estimate to include details and the estimated cost of any write-offs of Product or packaging materials which the Supplier (or its Affiliates) reasonably believes it will be required to undertake;

(ii)
once Prestige has approved the estimate provided in accordance with Clause 19.3(A)(i) above, the Supplier shall (and shall procure that its Affiliates will) implement the change within the agreed timeframe, in accordance with the Change Control Procedure and using all reasonable endeavours to minimise costs arising from the change; and

(iii)
Prestige will pay the agreed cost of the change save that in respect of any Product or packaging materials that are to be written off, Prestige will only pay the Price of such Product and the Supplier’s actual purchase cost of packaging materials and in each case only to the extent

[***] Confidential Treatment Requested

such Products were Manufactured and such packaging materials were purchased reasonably in order to meet Firm Orders. The Supplier shall (and shall procure that its Affiliates will), at Prestige’s request, either destroy (in accordance with all Applicable Laws) or make available to Prestige any such written off Product or packaging materials. Prestige shall pay the reasonable actual costs of such destruction, subject to such costs being agreed in writing in advance by Prestige.

(B)	for changes required by a Regulator:

(i)
the Parties shall agree (each acting reasonably and in good faith) as soon as practicable and in line with any timeframe imposed by the Regulator and in any event within [***] after notification an action plan with a target completion date for implementing the change;

(ii)
if Prestige is required or considers it necessary to change the Product Licence, then, to the extent reasonably practicable (and subject to any timeframe imposed by the Regulator), the implementation of changes shall be deferred to allow Prestige time to change the Product Licence;

(iii)
if Clause 19.3(B)(ii) does not apply, the Supplier shall (or shall procure that its Affiliates will) implement such changes within the timeframe required by the Regulator and in accordance with the Change Control Procedure; and

(iv)	the cost of implementing the change will be allocated between the Parties as follows:

(a)
to the extent that the change relates to the Product or the Specifications, Prestige will pay the agreed cost of the change save that in respect of any Product or packaging materials that are to be written off, Prestige will only pay the Price of Product and the actual purchase cost of packaging materials and in each case only to the extent such Products were Manufactured and such packaging materials were purchased reasonably in order to meet Firm Orders. The Supplier shall (and shall procure that its Affiliates will), at Prestige’s request, either destroy (in accordance with all Applicable Laws) or make available to Prestige any such written off Product or packaging materials. Prestige shall pay the reasonable actual costs of such destruction, subject to such costs being agreed in writing in advance by Prestige; and

(b)
to the extent that the change results from a change in GMP or otherwise requires changes to the Manufacturing Site or Manufacturing Process (other than as a direct result of changes to the Product or the Specifications), the Supplier shall (and shall procure that its Affiliates will) pay the costs and expenses of implementing such change together with all costs of write-off of any inventory of Products or Materials rendered obsolete as a result of the change and destruction and waste disposal in connection with such Products and Materials.

19.4
The Supplier shall (and shall procure that its Affiliates will) respond in an effective and timely manner to any questions of a regulatory nature relating to the Products or their Manufacture raised by Prestige, its Affiliates, sub-licensees or distributors or by a Regulator and, in the case of questions from a Regulator, shall provide Prestige with the opportunity to review in advance any responses to be given.

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20.	CONTINUOUS IMPROVEMENT

20.1
The Supplier shall use all commercially reasonable endeavours to identify and implement potential areas of cost reduction relating to the performance of its obligations under this Agreement including the following potential Improvements:

(A)	[***];

(B)	[***];

(C)	[***];

(D)	[***];

(E)	[***];

(F)	[***];

(G)	[***];

(H)	[***]; and

(I)	[***],
collectively, the “Continuous Improvement Programme”.

20.2
In order to pursue the Continuous Improvement Programme, and subject always to the Parties' confidentiality requirements and/or obligations, the Parties shall exchange all relevant information in their possession, including, without limitation, details of the Supplier's costs of all stages and Materials in the Manufacturing process.

20.3
The Parties shall procure that their representatives shall use the first Quarterly Business Review to agree: (a) objectives for the Continuous Improvement Programme; (b) targets for cost reduction; and (c) the means of measuring and implementing the results of the Continuous Improvement Programme. Progress against objectives shall be measured annually in accordance with Clause 20.4. The Supplier will use all reasonable endeavours to achieve the objectives identified for the relevant year.

20.4
The Parties shall (or procure that their representatives shall) use the Quarterly Business Reviews during the Term to review performance in relation to the objectives agreed pursuant to Clause 20.3 and on each such occasion the Supplier shall provide Prestige (or its nominated Affiliate) with details of costs of all stages and Materials in the Manufacturing process (including, without limitation, access to documentation generated or retained according to the provisions of this Agreement).

20.5
Each Party shall disclose to the other Party all Improvements of which it is aware and, subject to: (a) Clause 20.6; and (b) obtaining any necessary approvals from the relevant Regulator, such Improvements shall be

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implemented in accordance with the Change Control Procedure.

20.6	Implementation of any Improvement shall be subject to the mutual agreement of the Parties where it involves investment expense to be incurred by the Supplier.

20.7
Subject to Clause 20.6 above, the Supplier shall not unreasonably refuse or delay its implementation of any Improvements agreed pursuant to this Clause 20 or otherwise required for regulatory purposes.

20.8	Each Party shall bear its own costs associated with the identification and implementation of Improvements pursuant to this Clause 20.

20.9
Without prejudice to Clause 20.8, to the extent the net benefits of cost reductions and improved efficiencies (taking into account investment and other expenses incurred by each Party to implement the relevant Improvement) achieved as the result of the Continuous Improvement Programme are only applicable to the Manufacture of the Product for Prestige (or its Affiliates) under this Agreement, the amount of benefit shall be shared equally between Prestige and the Supplier and shall be applied by way of a reduction in Price subject to Clause 12.5.

20.10
All Intellectual Property and other rights in and title to any Improvements made solely by the Supplier and/or its Affiliates which are capable of being used independently of Prestige’s Intellectual Property, shall remain the property of the Supplier and/or its Affiliates. The Supplier now grants and shall procure that its relevant Affiliates shall grant to Prestige and its Affiliates a non-exclusive, perpetual, irrevocable, worldwide, sub-licensable and royalty-free licence to use such Improvements in relation to the supply and use of Products Manufactured under this Agreement.

20.11
All Intellectual Property and other rights in and title to any Improvements made solely by the Supplier and/or its Affiliates, which are not capable of being used independently of Prestige’s Intellectual Property, shall remain the property of the Supplier and/or its Affiliates. The Supplier now grants and shall procure that its relevant Affiliates shall grant to Prestige a non-exclusive, perpetual, irrevocable, worldwide, sub-licensable and royalty-free licence to use such Improvements for any purpose whatsoever, provided that use by the Supplier (and its Affiliates) of any such Improvement falling within this Clause 20.11 will be subject to the provisions relating to the Prestige Intellectual Property, if applicable.

20.12
All Intellectual Property and other rights in and title to any Improvements made by the Supplier or its Affiliates jointly with Prestige and/or its Affiliates shall, where they are capable of being used independently of Prestige’s or its Affiliates’ Intellectual Property, be owned jointly by the Parties and each Party shall be free to use the same free of charge for any purpose and without restriction anywhere in the world with the right to grant licences thereto. To the extent that any jointly owned Intellectual Property is capable of registration, the Parties shall discuss and agree (each acting reasonably and in good faith) a filing strategy including responsibilities for making applications and allocation of costs in respect of the same between the Parties.

20.13
All Intellectual Property and other rights in and title to any Improvements made by the Supplier and/or its Affiliates jointly with Prestige and/or its Affiliates are, where they are incapable of being used independently of Prestige’s or its Affiliates’ Intellectual Property, hereby assigned with full title guarantee to Prestige (and, to the extent necessary, this assignment shall operate as a present assignment of future rights). The Supplier (and its Affiliates) shall only use such Improvements for the Manufacture of Products under this Agreement in accordance with the licence set out in Clause 3.3.

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20.14
All Intellectual Property and other rights in and title to any Improvements made solely by Prestige and/or its Affiliates shall remain the property of Prestige and/or its Affiliates and shall only be used by the Supplier for the Manufacture of Products under this Agreement in accordance with the licence set out in Clause 3.3.

20.15	Except as stated otherwise, each Party shall (and shall procure that its Affiliates will):

(A)	execute such documents and take such other steps as may be required to give effect to the assignments, licences and consents made, granted or given under or pursuant to this Clause 20; and

(B)	be responsible at their own cost for any filings required in order for it to benefit from, or protect, its ownership or licence of any Intellectual Property rights arising pursuant to this Clause 20.

21.	WARRANTY; INDEMNITY; LIMITATION OF LIABILITY

21.1	The Supplier represents, warrants and undertakes that:

(A)	the Product supplied under this Agreement shall conform to the Specifications, the requirements of the Product Licence and Manufacturing Licence and be in Good Condition;

(B)	the Product shall be Manufactured, quality controlled and packed in accordance with GMP, the Quality Agreement and Applicable Laws;

(C)	it will convey good title to the Product supplied under this Agreement;

(D)
except in respect of any Intellectual Property licensed to the Supplier (or its Affiliates) by or on behalf of Prestige or its Affiliates and used in accordance with the terms of this Agreement, the Manufacture of the Products, it will not infringe the Intellectual Property or any other rights of any third party;

(E)
it has capacity and has taken all necessary action to authorise the execution, delivery and performance of this Agreement in accordance with its terms and, so far as it is aware, the execution, performance and delivery of this Agreement will not conflict with any obligation to which the Supplier is subject;

(F)
it will hold all necessary consents, authorisations, registrations, agreements, certificates, licences, approvals, permits, authorities or exemptions from any Regulator which are required to perform its obligations under this Agreement and has paid all fees due in relation to them and is not in breach of any conditions under them where such breach would be likely to have a material adverse effect on its ability to perform its obligations under this Agreement;

(G)	without prejudice to its other obligations under this Agreement, it shall promptly notify Prestige of:

(i)	any findings, warnings or citations from any Regulator for deficiencies in GMP and/or breach of any Applicable Laws;

(ii)	any material prosecution, litigation, or arbitration proceedings; and

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(iii)	any material administrative or governmental investigations;
in respect of (or which could reasonably be considered likely to affect) one or more Manufacturing Sites or the business carried on there in relation to the Products and of which the Supplier is aware or becomes aware (or ought to be aware) during the Term.

21.2
The Supplier shall indemnify, and keep indemnified, Prestige and its Affiliates on demand from and against any and all Losses that may be suffered or incurred by Prestige and/or any of its Affiliate(s) arising out of or in connection with:

(A)	any breach of representation or warranty made by the Supplier under this Agreement;

(B)
any third party personal injury, illness or death, or loss or damage to third party property arising from the Supplier’s failure to Manufacture and/or failure to supply the Product according to the terms of this Agreement;

(C)
any fault, negligence or wilful misconduct of the Supplier, its Affiliates or any of their respective officers, employees, agents or sub-contractors with respect to the performance of this Agreement; and

(D)	the cost of any recall of the Product where and to the extent that the Supplier is liable for such cost according to Clause 17, except to the extent that the Loss in question resulted from the negligence or wilful misconduct of Prestige, or its Affiliate(s) or any of its or their employees, agents or sub-contractors, or any breach by Prestige or its Affiliate(s) of any of its obligations, representations or warranties under this Agreement.

21.3
Subject to Clause 21.5, neither Party nor their respective Affiliates, nor any of its or their respective directors, officers, employees or agents, shall have any liability to the other Party nor their respective Affiliates, nor any of its or their respective directors, officers, employees or agents under or in relation to this Agreement for any:

(A)	[***];

(B)	[***];

(C)	[***];

(D)	[***];

(E)	[***];

(F)	[***];

(G)	[***]; or

(H)	[***].

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21.4	Subject to Clause 21.5 the Supplier’s total liability in respect of this Agreement shall be limited:

(A)	[***]; and

(B)	[***].

21.5	Nothing in this Agreement shall exclude or in any way limit either Party’s liability for:

(A)	death or personal injury caused by its negligence, or that of its employees, agents or sub-contractors (as applicable);

(B)	fraud or fraudulent misrepresentation by it or its employees;

(C)	wilful misconduct; or

(D)	any other liability to the extent the same may not be excluded or limited as a matter of law.

22.	ETHICAL STANDARDS AND HUMAN RIGHTS

22.1	Unless otherwise required or prohibited by law, the Supplier undertakes and warrants that in relation to the performance of its obligations under this Agreement:

(A)
neither it nor its Affiliates will employ, engage or otherwise use any child labour in circumstances such that the tasks performed by any such child labour could reasonably be foreseen to cause either physical or emotional impairment to the development of such child;

(B)	neither it nor its Affiliates will use forced labour in any form (prison, indentured, bonded or otherwise) and its employees are not required to lodge papers or deposits on starting work;

(C)	it and its Affiliates will provide a safe and healthy workplace, presenting no immediate hazards to its employees;

(D)	any housing provided by the Supplier or its Affiliates to its employees will be safe for habitation;

(E)	it and its Affiliates will provide access to clean water, food, and emergency healthcare to its employees in the event of accidents or incidents at the Supplier's workplace;

(F)	neither it nor its Affiliates will discriminate against any employees on any ground (including race, religion, disability or gender);

(G)
neither it nor its Affiliates will engage in or support the use of corporal punishment, mental, physical, sexual or verbal abuse and does not use cruel or abusive disciplinary practices in the workplace;

(H)	it and its Affiliates will pay each employee at least the minimum wage, or a fair representation of the

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prevailing industry wage (whichever is the higher) and provides each employee with all legally mandated benefits;

(I)	it and its Affiliates will comply with the laws on working hours and employment rights in the countries in which it operates;

(J)	it and its Affiliates will be respectful of its employees’ right to join and form independent trade unions and freedom of association; and

(K)	it and its Affiliates will comply with the Supplier’s Anti-Bribery and Corruption Policies.

22.2
The Supplier is responsible for controlling its own supply chain and shall encourage compliance with ethical standards and human rights by any supplier of goods and services that are used by the Supplier (or its Affiliates) when performing its obligations under this Agreement.

22.3
The Supplier shall ensure that it has ethical and human rights policies in place and an appropriate complaints procedure to deal with any breaches of such policies. In the case of any complaints, the Supplier shall (or shall procure that its Affiliates will) report the alleged complaint and proposed remedy to Prestige.

22.4
Prestige reserves the right upon reasonable notice (unless inspection is for cause, in which case no notice shall be necessary) to enter upon the Supplier’s premises to monitor compliance with the provisions of this Clause 22, and shall, subject to compliance with Applicable Laws, provide to Prestige any relevant documents requested by Prestige in relation thereto.

23.	INSURANCE

23.1
The Supplier shall (or shall procure that its Affiliates will) take out, and maintain for the duration of the Term, insurance policies to the value sufficient to meet its liabilities under or in connection with this Agreement except to the extent that it self-insures for such matters as a standard corporate policy.

24.	TERM AND TERMINATION

24.1	This Agreement shall come into force on the Effective Date and shall remain in full force and effect until the End Date unless terminated earlier in accordance with its terms (the “Term”).

24.2	Without prejudice to its other rights and remedies, either Party may, by written notice to the other Party, terminate this Agreement immediately if:

(A)
that other Party commits a material breach of this Agreement and, where such breach is capable of remedy, fails to remedy the same within thirty (30) days after receipt of a written notice from the terminating Party giving particulars of the breach and requiring it to be remedied; or

(B)
any step, application, order, proceeding or appointment is taken or made by or in respect of that other Party for a distress, execution, composition or arrangement with creditors, winding up, dissolution, administration, receivership (administrative or otherwise) or bankruptcy, of if that other Party is unable to pay its debts or if any event occurs which, under the applicable law of any jurisdiction to which it is

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subject, has an effect similar to that of any of the events referred to in this Clause 24.2(B).

24.3
Without prejudice to Clause 24.2 above, by notice in writing to the Supplier at any time, Prestige may terminate this Agreement in part and solely to the extent of the individual Product or Products affected, if:

(A)
Prestige or any of its Affiliates disposes of its rights (including, without limitation, any Intellectual Property, Product Licences, or other property relating to the Product) with respect to such Product;

(B)
significant or repeated quality issues arise in relation to the Manufacture of such Product under this Agreement which have a material effect on the supply of such Product hereunder, including but not limited to that Product:

(i)	not being Manufactured to the relevant Specifications and/or the requirements of the Manufacturing and/or Product Licence;

(ii)	containing any new or unknown impurities, including new or unknown related substances;

(iii)	containing any known impurities over the limits referred to in the Quality Agreement and/or in such quantity that is not permitted by Applicable Laws;

(iv)	being found to be potentially hazardous; and/or

(v)	being found to cause adverse reactions in a patient or consumer;

(C)
regulatory issues arise, including, without limitation, the withdrawal of the Product Licence or Manufacturing Licence, or there are other regulatory considerations which materially affect the Manufacture and/or sale of such Product;

(D)	such Product is withdrawn from the market for safety, quality or regulatory reasons;

(E)
the Supplier (or its Affiliates) in any way challenges Prestige’s ownership of, or right to use, the Prestige Intellectual Property or infringes Prestige’s Intellectual Property (including without limitation, using such Intellectual Property other than in accordance with the licence granted in Clause 3.3) with respect to such Product; and/or

(F)	there is a material disruption in the supply of such Product.

24.4
Without prejudice to Clauses 24.2 and 24.3 above or any accrued obligations, Prestige shall be entitled to withdraw any Product from the market at any time during this Agreement such that Prestige shall be released from all future obligations or liabilities relating to such Product during such period of withdrawal.

25.	CONSEQUENCES OF TERMINATION; DESIGNATED EQUIPMENT

25.1
Termination of this Agreement in whole or in part, however caused, shall be without prejudice to any rights or liabilities of either Party accrued at the date of termination and shall not affect the operation of Clauses 1

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(Interpretation), 15 (Quality Assurance), 16 (Documentation and Reports), 17 (Customer Complaints and Recall Procedure), 21 (Warranty; Indemnity; Limitation of Liability), 25 (Consequence of Termination), 29 (Confidentiality), 40 (Choice of Governing Law) and 41 (Jurisdiction) or any other provisions of this Agreement which are intended to continue to have effect after it has come to an end.

25.2	Without prejudice to Clause 25.4 below, upon termination of this Agreement (in whole) by Prestige for any reason, the following shall apply:

(A)	at Prestige’s option, all undelivered Firm Orders may be cancelled;

(B)
on demand from Prestige, the Supplier shall (or shall procure that its Affiliates will) notify Prestige in writing of the quantity and description of finished Product, semi-finished Product and Materials held by the Supplier (or its Affiliates) as at the date of termination;

(C)	Prestige may, at its option, place an order with the Supplier:

(i)	to purchase any finished Product (which meets the Specifications and otherwise complies with this Agreement) at the Price current at the termination date;

(ii)	to purchase any semi-finished Product at such pro-rata amount of the Price applicable to such semi-finished Product;

(iii)	to complete the Manufacture of any semi-finished Product in accordance with this Agreement and supply the same to Prestige at the Price current at the termination date; and/or

(iv)	to purchase any Materials at cost price;

(D)	the terms and conditions of this Agreement shall apply to any order placed by Prestige in accordance with Clause 25.2(C); and

(E)
at Prestige’s request and subject always to Applicable Laws and the EHS Standards, the Supplier shall (or shall procure that its Affiliates will), at their cost, destroy any finished Product and semi-finished Product that is not purchased by Prestige in accordance with Clause 25.2(C) above.

25.3	Without prejudice to Clause 25.4 below, upon termination of this Agreement by the Supplier in accordance with Clause 24.2, the following shall apply:

(A)	unless the Parties otherwise agree, all undelivered Firm Orders shall be deemed to be cancelled;

(B)
the Supplier shall (or shall procure that its Affiliates will) notify Prestige in writing of the quantity and description of finished Product, semi-finished Product and Materials held by the Supplier (or its Affiliates) as at the date of termination;

(C)
at Prestige’s option, the Supplier shall (or shall procure that its Affiliates will) either destroy such finished Product or semi-finished Product at Prestige’s cost or Prestige shall place an order with the Supplier

[***] Confidential Treatment Requested

to purchase:

(i)	any finished Product (which meets the Specifications and otherwise complies with this Agreement) at the Price current at the termination date;

(ii)	any semi-finished Product at such pro-rata amount of the Price applicable to such semi-finished Product; and/or

(iii)	any Materials at cost price,
in each case provided that Prestige shall not be obliged to purchase any such finished or part finished Product or Materials in excess of the lesser of: (1) the amount required to meet the Firm Orders current at the date of termination; or (2) the amount held by the Supplier (or its Affiliates) on the date when notice of termination was served; and

(D)	the terms and conditions of this Agreement shall apply to any order placed by Prestige in accordance with Clause 25.3 (C).

25.4	Without prejudice to Clauses 25.2 and 25.3 above, upon termination (in whole) or expiry of this Agreement for any reason:

(A)
the licence granted in Clause 3.3 shall terminate and the Supplier shall not (and shall procure that none of its Affiliates) make any use for any purpose whatsoever of any Prestige Intellectual Property (including any Improvements as described in Clauses 20.13 and 20.14) or any information contained in the Quality Agreement except to the extent necessary to fulfil any Firm Order or order placed by Prestige in accordance with Clauses 25.2(C) or 25.3(C); and

(B)
at Prestige’s request, the Supplier (and its Affiliates) shall return and/or destroy all copies of documents documenting the Know-how and/or information of a technical nature relating to the Products and their Manufacture supplied by, or on behalf of, Prestige or its Affiliates to the Supplier (or its Affiliates).

For the avoidance of doubt nothing herein shall prevent the Supplier (or its Affiliates) from retaining information or documents to the extent they relate to Know-how or information of a technical nature:

(i)	owned by the Supplier (or its Affiliates) but licensed to Prestige pursuant to the Sale Agreement; and/or

(ii)	licensed to the Supplier (or its Affiliates) by Prestige,
subject in each case to the terms of any such licence.

25.5	Upon any partial termination of this Agreement in accordance with Clause 24.3, the provisions of Clauses 25.2 and 25.4 above shall apply in respect of the affected Products.

25.6	No compensation, whether for loss of profit or any other reason whatsoever, shall be payable to either Party

[***] Confidential Treatment Requested

arising from the termination or expiry of this Agreement.
Designated Equipment

25.7	Subject to the terms of Clauses 25.8 to 25.13:

(A)	Prestige has an option to purchase the Designated Equipment upon expiry or termination of this Agreement; and

(B)	[***],
in each case, at a price equal to [***] of the Designated Equipment at the Purchase Date.

25.8	At any time, but no later than [***], following the Effective Date (the “Option Period”):

(A)	Prestige may notify the Supplier in writing that it wishes to exercise the Right to Buy (a “Right to Buy Notification”); and/or

(B)	The Supplier may notify Prestige in writing that it intends, in its sole discretion, to [***] at the [***] Manufacturing Site upon expiry of this Agreement [***] (a “[***] Notification”).

25.9	In the event Prestige provides the Supplier with a Right to Buy Notification (pursuant to Clause 25.8(A) above) the following process shall apply:

(A)	As part of such Right to Buy Notification, Prestige shall provide confirmation of:

(i)
the proposed Purchase Date (being the date of expiry of this Agreement (subject to paragraph (G) below)) of the Designated Equipment and (provided that such date is the same as or later than the Purchase Date) the proposed date of transfer of the Designated Equipment from the [***] Manufacturing Site to a different site, as nominated by Prestige; and

(ii)	whether it wishes to inspect the Designated Equipment (the “First Notification”);

(B)
within [***] of the First Notification the Supplier shall confirm in writing to Prestige (or its nominated Affiliate) the [***] on the proposed Purchase Date pursuant to sub-Clause 25.9(A)(i) above. In the event of any dispute with regard to such [***] Prestige (or its nominated Affiliate) shall be entitled to request and the Supplier will procure written confirmation of [***] and any related calculation by the Supplier's independent auditors;

(C)
should Prestige wish to inspect the Designated Equipment, Prestige (or its nominated Affiliate) shall have the right to fully inspect the Designated Equipment at the Manufacturing Site where the Designated Equipment is located within Working Hours on such a date within [***] of the First Notification as shall be agreed by the Parties and the Supplier shall fully cooperate in facilitating such inspection, including granting access to the Designated Equipment and relevant information with regard to the condition and performance of the Designated Equipment;

[***] Confidential Treatment Requested

(D)
within [***] of the First Notification (or if later within [***] of Prestige (or its nominated Affiliate) completing its inspection pursuant to sub-clause 25.9(C)), Prestige (or its nominated Affiliate) shall confirm to the Supplier in writing whether it wishes to proceed with the purchase of the Designated Equipment (the “Second Notification”);

(E)
within [***] of the Second Notification Prestige (or its nominated Affiliate) and the Supplier shall cooperate in good faith to prepare and execute appropriate transfer documentation and invoices as required and customary in the relevant jurisdiction of the Manufacturing Site where the Designated Equipment is located to give effect to the purchase and transfer of the Designated Equipment to Prestige (or its nominated Affiliate). Such documentation shall, among other things, provide that:

(i)	Prestige shall be responsible for arranging and paying for the cost of decommissioning, disassembling, removing and transporting the Designated Equipment from the Manufacturing Site;

(ii)	For the avoidance of doubt, the price of the Designated Equipment shall be equal to [***] as at the Purchase Date;and

(iii)	Payment for the Designated Equipment shall take place upon the Purchase Date of the Designated Equipment or promptly thereafter; and

(F)
The Parties shall, taking into account the principles set out in Clause 25.15(A) to (C) inclusive, use commercially reasonable endeavours to agree a date and plan for the physical transfer the Designated Equipment (allowing for, amongst other things, decommissioning, disassembly, removal and transportation) from the [***] Manufacturing Site to a site nominated by Prestige within a prompt and reasonable timescale after the Purchase Date.

(G)
In the event this Agreement terminates prior to its date of expiry, for any reason, after Prestige has provided a Second Notification confirming that it wishes to proceed with the purchase of the Designated Equipment, the Purchase Date shall be deemed to be the date of termination (or such other date as soon as reasonably practicable thereafter as the Parties shall agree (acting reasonably)) and the provisions in sub-Clauses 25.9(E) and (F) above shall continue to apply but Clause 25.15 shall not apply.

25.10	In the event that the Supplier provides a [***] Notification pursuant to Clause 25.8(B) above, and regardless of whether:

(A)	Prestige has already exercised its rights under Clause 25.9 above by way of sending a First Notification, but has not confirmed its decision to purchase by way of a Second Notification; or

(B)	Prestige has already confirmed, by means of the Second Notification, that it does not wish to proceed with the purchase of the Designated Equipment,
Prestige shall no longer be entitled to refuse to purchase the Designated Equipment.

25.11	Upon the Supplier providing Prestige with a [***] Notification, the following process shall apply:

[***] Confidential Treatment Requested

(A)
As part of such [***] Notification, the Supplier shall provide confirmation of the proposed Purchase Date of the Designated Equipment (being the date of expiry of this Agreement (subject to paragraph (G) below));

(B)
within [***] of sending the [***] Notification, the Supplier shall confirm in writing to Prestige (or its nominated Affiliate) the [***] on the proposed Purchase Date. In the event of any dispute with regard to [***] Prestige (or its nominated Affiliate) shall be entitled to request and the Supplier will procure written confirmation of [***] and related calculation by the Supplier's independent auditors;

(C)
should Prestige wish to inspect the Designated Equipment, Prestige (or its nominated Affiliate) shall have the right to fully inspect the Designated Equipment at the Manufacturing Site where the Designated Equipment is located within Working Hours on such a date within [***] of the [***] Notification as shall be agreed by the Parties and the Supplier shall fully cooperate in facilitating such inspection, including granting access to the Designated Equipment and relevant information with regard to the condition and performance of the Designated Equipment;

(D)
within [***] of the completion of the inspection referred to in sub-Clause 25.11(C) above, Prestige (or its nominated Affiliate) and the Supplier shall cooperate in good faith to prepare and execute appropriate transfer documentation and invoices as required and customary in the relevant jurisdiction of the Manufacturing Site where the Designated Equipment is located to give effect to the purchase and transfer of the Designated Equipment to Prestige (or its nominated Affiliate) Such documentation shall, among other things, provide that:

(i)	Prestige shall be responsible for arranging and paying for the cost of decommissioning, disassembling, removing and transporting of the Designated Equipment from the Manufacturing Site;

(ii)	for the avoidance of doubt, the price of the Designated Equipment shall be equal to [***] as at the Purchase Date; and

(iii)	Payment for the Designated Equipment shall take place upon the Purchase Date of the Designated Equipment or promptly thereafter; and

(E)
The Parties shall, taking into account the principles set out in Clause 25.15(A) to (C) inclusive, use commercially reasonable endeavours to agree a date and plan for the physical transfer the Designated Equipment (allowing for amongst other things decommissioning, disassembly, removal and transportation) from the [***] Manufacturing Site to a site nominated by Prestige within a prompt and reasonable timescale after the Date of Purchase; and

(F)
In the event this Agreement terminates prior to its date of expiry, for any reason, after Supplier has provided a [***] Notification, the Purchase Date shall be deemed to be the date of termination (or such other date as soon as reasonably practicable thereafter as the Parties shall agree (acting reasonably)) and the provisions in sub-Clause 25.11(D) and (E) above shall continue to apply but Clause 25.15 shall not apply.

25.12
If, upon expiry of the Option Period, neither Party has provided a notification as set out in Clause 25.8 above, subject to any terms of any further agreement between the Parties including, without limitation, with respect

[***] Confidential Treatment Requested

to extending the Term of this Agreement or the length of the Option Period:

(A)
Prestige may exercise the Right to Buy only upon termination of this Agreement as a result of a breach by the Supplier of its obligations hereunder, in which case, the process set out in Clause 25.9 above shall apply in its entirety and with the same time periods for the various actions required, as if the date of the Right to Buy Notification is replaced by the date of such termination of this Agreement; and

(B)	[***].

25.13
Following the exercise of either Party's rights under Clauses 25.8 to 25.12 above, and to come into effect on the Purchase Date of the Designated Equipment, the Supplier shall grant Prestige a perpetual, non-exclusive, assignable, sublicensable, royalty-free licence to use any and all of the Intellectual Property owned by the Supplier in respect of the Designated Equipment solely to the extent necessary to operate the Designated Equipment and solely for the purposes of producing the applicable Products (the "Designated Equipment Intellectual Property") in substantially the same manner and in such geographical territories as the Supplier has used the Designated Equipment Intellectual Property prior to the purchase of the Designated Equipment by Prestige. For the avoidance of doubt, the Supplier shall, at all times, retain full ownership and title to the Designated Equipment Intellectual Property.

25.14
If any piece of Designated Equipment, on inspection by Prestige (or its nominated Affiliate) pursuant to Clause 25.9(C) and Clause 25.11(C), is found by Prestige (acting reasonably) to not be in reasonable working condition such that it is materially defective (“Defective Designated Equipment”), Prestige (or its nominated Affiliate) may, by giving notice to the Supplier as part of the Second Notification, exclude such Defective Designated Equipment from the Designated Equipment to be transferred pursuant to Clause 25.9 and Clause 25.11 and upon execution of this right, reference to Designated Equipment in this Agreement shall thereafter be construed accordingly.

25.15
The Parties agree that the transfer plan for the Designated Equipment pursuant to Clause 25.9 and Clause 25.11 shall, if commercially practicable and necessary to maintain continuity of supply for Prestige and subject to the Parties agreeing a mechanism and estimate (provided in good faith) for determining any compensation payable to the Supplier under Clause 25.15(A), provide for the transfer of the Designated Equipment on a phased basis [***] provided that in such case the phased plan addresses and conforms with the principles set out in Clause 25.15(A) to (C) inclusive below:

(A)
the Supplier shall be compensated for any reduction in production volumes arising as a result of the transfer of certain of the Designated Equipment prior to the proposed Purchase Date having offset any increase in production volumes for the Supplier resulting from stock builds agreed to cover any period after expiry of this Agreement;

(B)	full ownership and title to Designated Equipment transferred on a phased basis shall be transferred to Prestige on the removal of such Designated Equipment from the [***] Manufacturing Site; and

(C)
with regard to any Designated Equipment transferred on a phased basis Prestige shall pay to the Supplier an amount equal to [***] on or before the date of removal of such Designated Equipment from the [***] Manufacturing Site, and for the avoidance of doubt [***] of any such Designated Equipment shall continue to be [***] at the proposed

[***] Confidential Treatment Requested

Purchase Date (i.e. the date of expiry or termination of this Agreement).

26.	TECHNOLOGY TRANSFER
Without prejudice to the Supplier’s rights under this Agreement, Prestige may in its sole discretion and at any time elect to implement the transfer of Know-how (save to the extent such Know-how comprises Intellectual Property that is made solely by the Supplier and/or its Affiliates and which is capable of being used independently of Prestige’s Intellectual Property and which shall remain the property of the Supplier (or its Affiliates) pursuant to Clause 20.10) relating to the Manufacture of the Products (“Manufacturing Know-How”) from the Supplier (or its Affiliates) to Prestige or one of Prestige’s Affiliates or a designated contract manufacturer by providing written notification to the Supplier at any time. Following such notice the Supplier (or its Affiliates) shall fully cooperate with Prestige with regard to the transfer and provide all necessary, reasonably required and customary assistance to Prestige to enable Prestige to complete the transfer in a timely and effective manner. Without limitation to the foregoing the following provisions shall apply in the event of a transfer contemplated by this Clause 26:

(A)
upon notice of transfer under this Clause 26 Prestige and the Supplier shall (or shall procure that its Affiliates will) agree a transfer plan which addresses, if required, reduction of production volumes and draw down of any Materials, any remaining Product and all other issues requiring consideration for the completion of such transfer in a timely and effective manner;

(B)
the Supplier shall (or shall procure that its Affiliates will) provide all such reasonable assistance with respect to the transfer of processes equivalent to those employed by the Supplier (or its Affiliates) during the Term of this Agreement (i.e., on a “like-for-like” basis);

(C)
Prestige will be responsible for all activities related to the development and preparation of data for use in regulatory submissions in connection with such transfer and the Supplier shall (or shall procure that its Affiliates will) without charge provide Prestige with copies of all documentation held by the Supplier (or its Affiliates) and necessary or otherwise reasonably requested by Prestige for such purpose;

(D)
the Supplier (and its Affiliates) shall reasonably co-operate with Prestige in transferring the Manufacturing Know-How including making available to Prestige appropriate employees of the Supplier (or its Affiliates) who are engaged in the Manufacture of Product to provide information and guidance for the transfer process, including consulting services, to the extent reasonably necessary for the completion of the transfer of the Manufacturing Know-How in a timely and efficient manner; and

(E)	Prestige shall pay the reasonable and properly incurred actual incremental costs of the Supplier and its Affiliates in providing Prestige with assistance pursuant to sub-Clauses (B) and (D) above.
Notwithstanding the transfer of any Product under this Clause 26, the Supplier shall remain fully liable under the terms of this Agreement (including liability to any Governmental Entity) for all Products which the Supplier (or its Affiliates) has Manufactured for Prestige under the terms of this Agreement.

27.	FORCE MAJEURE

27.1	A Party shall not in any circumstances be liable to the other Party for any loss of any kind whatsoever by reason

[***] Confidential Treatment Requested

of any failure or delay in the performance of its obligations hereunder to the extent resulting from Force Majeure.

27.2
If a Party becomes aware of circumstances of Force Majeure which give rise to or which are likely to give rise to any such failure or delay on its part it shall forthwith notify the other Party. If the Force Majeure continues for more than sixty (60) days after the day on which the Force Majeure starts, then the other Party may engage at its own cost such third parties as it wishes to provide alternative services and/or may terminate this Agreement in whole or in relation to the part affected by the Force Majeure by giving not less than ten (10) days’ written notice to the other Party.

28.	TAX

28.1	All amounts payable pursuant to this Agreement [***] in respect of Tax save as may be required by law.

28.2
If any deductions or withholdings are required by law to be made from any amount as mentioned in Clause 28.1 above, the paying Party shall pay such sum as will, after all such deductions or withholdings have been made (including any deductions or withholdings from any such additional sum), leave the receiving Party with the same amount as it would have been entitled to receive in the absence of any requirement to make any deductions or withholdings.

28.3
If the paying Party makes an increased payment pursuant to Clause 28.2 in respect of which the receiving Party receives a credit against, relief or remission for, or repayment of, any Tax, the receiving Party shall reimburse the paying Party such amount as shall leave the receiving Party in the same after tax position as it would have been in had no such deduction or withholding been required to be made by the paying Party.

29.	CONFIDENTIALITY

29.1
All Confidential Information disclosed pursuant to this Agreement by a Disclosing Party shall remain the Disclosing Party's property. Each Receiving Party shall procure that its and its Affiliates’ employees, representatives, officers, contractors and agents shall keep confidential during and after the term of this Agreement all Confidential Information of the Disclosing Party received or acquired by it and shall not use or disclose the same to any third party without the Disclosing Party's prior written consent. Each Receiving Party shall not without the prior written consent of the Disclosing Party publish or permit to be published any information whatsoever relative to this Agreement including the name of the other party. For the avoidance of doubt, a Party shall be entitled to share information relating to this Agreement with their Affiliates, representatives, officers, employees, contractors, sub-contractors, or advisors, banking institutions, financial advisors, agents and distributors provided that the necessary confidentiality undertakings have been entered into and to the extent necessary to perform their obligations hereunder, provided, however, that in the event of such disclosure that such Receiving Party shall be fully liable for ensuring that their and their Affiliates’, representatives, officers, employees, contractors, sub-contractors, advisors banking institutions, financial advisors, agents and distributors comply with the confidentiality obligations set out in this Clause 29.

29.2
The duty of confidentiality under this Clause 29 and owed in relation to the Confidential Information shall continue for a period of [***] following the expiry or termination of this Agreement, but shall not extend to any information which:

(A)	the other Party can show by competent proof that it knew prior to disclosure;

[***] Confidential Treatment Requested

(B)	is or comes into the public domain other than in breach of this Clause;

(C)	is disclosed to the other Party by a third party having the right to do so;

(D)	is or has been independently developed by employees of the other Party who had no knowledge of such information described in Clause 29.1 and the Confidential Information disclosed; or

(E)
is required to be disclosed by law or to comply with the requirements of a Regulator or other Governmental Entity having jurisdiction over the Disclosing Party or the contents of this Agreement, provided that such information shall be disclosed only after the Party from whom disclosure is required has used its reasonable endeavours (to the extent practicable and permitted by law) to resist making such disclosure and has (to the extent practicable and permitted by law) given the other Party reasonable advance notice of the required disclosure and reasonable opportunity to challenge the same.

29.3
Upon termination of this Agreement, each Party shall at the other Party’s direction, return or destroy all of the other Party’s Confidential Information which it has in its possession or under its control, save as for one (1) confidential copy that may be retained in a Party’s confidential files solely for purposes of monitoring compliance with the terms hereof and complying with its corporate governance policies.

30.	REMEDIES AND WAIVERS

30.1	No delay or omission on the part of either Party to this Agreement in exercising any right, power or remedy provided by law or under this Agreement or any other documents referred to in it shall:

(A)	impair such right, power or remedy;

(B)	operate as a waiver thereof; or

(C)	operate as an affirmation of this Agreement.

30.2
The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy except where expressly stated herein.

30.3	The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law unless otherwise stated herein.

31.	NO PARTNERSHIP
Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute an agency relationship or a relationship between the Parties of a partnership, unincorporated association, joint venture or other co-operative entity.

32.	ENTIRE AGREEMENT

[***] Confidential Treatment Requested

32.1
This Agreement and any other documents entered into pursuant to this Agreement constitute the whole and only agreement between the Parties relating to these transactions, and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, relating thereto.

32.2
Each Party acknowledges that in entering into this Agreement, the Sale Agreement, the Transitional Services Agreement and any other documents entered into pursuant to this Agreement, it is not relying on, and has not been induced to enter into this Agreement, the Sale Agreement, the Transitional Services Agreement or any other documents entered into pursuant to this Agreement on the basis of, any pre-contractual statement made or given by any other Party or any other person, whether or not in writing, prior to the date hereof, which is not expressly set out in this Agreement or any other such document.

32.3
Except in the case of fraud, no Party shall have any right of action against any other Party to this agreement arising out of or in connection with any pre-contractual statement except to the extent that it is repeated in this Agreement, the Sale Agreement, the Transitional Services Agreement, and any other documents entered into pursuant to this Agreement.

32.4
For the purposes of this Clause, “pre-contractual statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Agreement made or given by any person at any time prior to this Agreement becoming legally binding.

32.5	This Agreement may only be varied by a document signed by each of the Parties and expressed to be a variation to this Agreement.

33.	ASSIGNMENT

33.1	The Supplier may assign and delegate its rights and duties hereunder (in whole or in part) to:

(A)	any Affiliate or subsidiary of the Supplier;

(B)	any party or entity which acquires substantially all of the business or assets of the Supplier; and/or

(C)	any party or entity which acquires substantially all of the business or assets of one or more Manufacturing Site to the extent that such rights and duties relate to any such Manufacturing Site(s), without obtaining the consent of Prestige or its Affiliates if the Supplier guarantees to Prestige the performance of the acquiring party and the acquiring party expressly assumes the assignment of the Supplier’s obligations hereunder.

33.2	Prestige may assign and delegate its rights and duties hereunder (in whole or in part) to:

(A)	any Affiliate or subsidiary of Prestige;

(B)	any party or entity which acquires substantially all of the business or assets of Prestige; and/or

[***] Confidential Treatment Requested

(C)	any party or entity which acquires substantially all of the rights in any Products to the extent that such rights and duties relate to such Product, without obtaining the consent of the Supplier or its Affiliates if Prestige guarantees to the Supplier the performance of the acquiring party and the acquiring party expressly assumes the assignment of Prestige’s obligations hereunder.

33.3
Without prejudice to the provisions of Clause 33.2 or any other provisions of this Agreement, Prestige shall be entitled to grant security over its rights, or assign its rights by way of security, under this Agreement (whether in whole or in part) for the purposes of the financing (whether in whole or in part) raised by Prestige in relation to the transactions contemplated by this Agreement PROVIDED THAT any assignee of any such rights shall not be entitled to further assign them (in whole or in part) other than by way of enforcement of such security.

34.	FURTHER ASSURANCE
The Parties undertake to perform all such acts and do all such other things as may be incidental to, or necessary to give effect to, the transactions contemplated by this Agreement.

35.	NOTICES

35.1	Any notice or other communication given or made under or in connection with the matters contemplated by this Agreement shall be in writing.

35.2	Any such notice or other communication shall be addressed as provided in Clause 35.3 and, if so addressed, shall be deemed to have been duly given or made as follows:

(A)	if sent by personal delivery, upon delivery at the address of the relevant Party;

(B)	if delivered by courier, on delivery;

(C)	if sent by first class post, two (2) Business Days after the date of posting;

(D)	if sent by fax, when sent,
provided that if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside Working Hours, such notice or other communication shall be deemed to be given or made at the start of Working Hours on the next Business Day.

35.3	The relevant addressee, address and fax number of each Party for the purposes of this Agreement, subject to Clause 35.4, are:

[***] Confidential Treatment Requested

Name of Party	Address	Fax No.
For Prestige:
For the attn. of	Ron Lombardi, Chief Financial Officer 90 North Broadway Irvington NY 10533 United States of America	[***]
With a copy to:	Eric Klee, Secretary and General Counsel 90 North Broadway Irvington NY 10533 United States of America	[***]
For the Supplier:
For the attn. of	Site Director GlaxoSmithKline [***] USA	[***]
For the attn. of	Site Director GlaxoSmithKline [***] USA	[***]
With a copy to:	Vice President, Legal Operations, Global Manufacturing and Supply GlaxoSmithKline 5, Moore Drive PO Box 13398 Research Triangle Park NC 27709-3398 USA	[***]

35.4	A Party may notify the other Party to this Agreement of a change to its name, relevant addressee and address for the purposes of Clause 35.3 provided that such notification shall only be effective on:

(A)	the date specified in the notification as the date on which the change is to take place; or

(B)
if no date is specified or the date specified is less than five (5) Business Days after the date on which notice is given, the date falling five (5) clear Business Days after notice of any such change has been given.

[***] Confidential Treatment Requested

35.5
For the avoidance of doubt, the Parties agree that the provisions of this Clause shall not apply in relation to the service of any writ, summons, order, judgment or other document relating to or in connection with any Proceedings.

36.	COSTS AND EXPENSES
Except as otherwise stated in this Agreement, each Party shall pay its own costs and expenses in relation to the negotiations, preparation, execution and carrying into effect of this Agreement and all other documents entered into pursuant to, or in connection with, it.

37.	COUNTERPARTS
This Agreement may be executed in any number of counterparts, and by the Parties to it on separate counterparts, but shall not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

38.	INVALIDITY
If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair: (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

39.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

39.1
Certain provisions of this Agreement confer benefits on the Parties’ respective Affiliates and, subject to the remaining terms of this Clause 39, are intended to be enforceable by each such entity (a “Third Party”) by virtue of the Contracts (Rights of Third Parties) Act 1999.

39.2
The Parties to this Agreement do not intend that any term of this Agreement, other than those specifically referred to in Clause 39.1, shall be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a Party to this Agreement.

39.3	Notwithstanding Clause 39.1, this Agreement may be varied in any way and at any time by the Parties to this Agreement without the consent of any Third Party.

40.	CHOICE OF GOVERNING LAW
This Agreement shall be governed by and construed in accordance with English law. Any matter, claim or dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, is to be governed by and determined in accordance with English law.

41.	JURISDICTION

[***] Confidential Treatment Requested

41.1
The courts of England are to have jurisdiction to settle any dispute, whether contractual or non-contractual, arising out of or in connection with this Agreement. Any Proceedings shall be brought only in the courts of England.

41.2
Each Party waives (and agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of Proceedings in the courts of England. Each Party also agrees that a final non-appealable judgment against it in Proceedings brought in England shall be conclusive and binding upon it and may be enforced in any other jurisdiction.

41.3	Each Party irrevocably submits and agrees to submit to the jurisdiction of the English courts.

[***] Confidential Treatment Requested

SCHEDULE 1 - PRODUCTS AND PRICES

Please see attached

[***] Confidential Treatment Requested

Manufacturing Site	Market Destination for Commercialisation	SKU Item Number	Type of Product	Brand and Description of Item	Item MOQ	MOQ in cases	Lead Time from Firm Order	Price
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	CANADA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	CANADA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential Treatment Requested

Manufacturing Site	Market Destination for Commercialisation	SKU Item Number	Type of Product	Brand and Description of Item	Item MOQ	MOQ in cases	Lead Time from Firm Order	Price Yr 1	Price Yr 2	Price Yrs 3 & 4
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential Treatment Requested

[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential Treatment Requested

[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential Treatment Requested

[***]	USA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential Treatment Requested

SCHEDULE 2 – AGREED FORM QUALITY AGREEMENT

Please see attached

[***] Confidential Treatment Requested

SCHEDULE 3 - KEY PERFORMANCE INDICATORS

KPI	TYPE	TARGET	MEASUREMENT PERIOD
[***]	Supply	[***]	Monthly
[***]	Quality	[***]	Monthly
[***]	Quality	[***]	Monthly
[***]	Quality	[***]	Monthly
[***]	Quality	[***]	Monthly

Where:
[***]

[***] Confidential Treatment Requested

SCHEDULE 4 - RECORDS RETENTION

Description of Document(s)	Retention Period
Manage the Organisation
Accounting records	[***]
Audit records	[***]
Business continuity planning records	[***]
Contracts/Agreements	[***]
EHS records	[***]
Employee health records	[***]
Import/Export records	[***]
Insurance records	[***]
Security investigation records	[***]
Manufacture Products
Audit records – GMP regulatory	[***]
Batch related records – Active pharmaceutical Ingredients (API)- with expiration dates	[***]
Batch related records – Active pharmaceutical Ingredients (API)- with retest dates	[***]
Batch related records – Intermediate product, Bulk product, Filled product, and Finished product- With expiration dates	[***]

[***] Confidential Treatment Requested

Batch related records – Intermediate product, Bulk product, Filled product, and Finished product- With no expiration dates	[***]
Computer System Documentation- (regulated) manufacturing applications/systems	[***]
Controlled drugs records	[***]
Engineering and specification records	[***]
Manufacturing Facility (premises, equipment, utilities) validation records	[***]
Manufacturing process validation records	[***]
Master manufacturing specifications and procedure records	[***]
Policies and Procedures	[***]
Product incident management records- Active pharmaceutical Ingredients (API)- with expiration dates	[***]
Product incident management records- Active pharmaceutical Ingredients (API)- with retest dates	[***]
Product incident management records Intermediate product, Bulk product, Filled product, and Finished product- With expiration dates	[***]
Product incident management records Intermediate product, Bulk product, Filled product, and Finished product- With no expiration dates	[***]
Training/Education employee records	[***]

[***] Confidential Treatment Requested

IN WITNESS whereof the Parties hereto have signed this Agreement on the day and year first before written.

Signed by Eric S. Klee for and on behalf of MEDTECH PRODUCTS, INC.	) ) )	………/s/ Eric S. Klee…………….

Signed by J. LeCouilliard for and on behalf of GLAXOSMITHKLINE CONSUMER HEALTHCARE L.P.	) ) ) )	………/s/ J. LeCouilliard……….

[***] Confidential Treatment Requested